UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Rule 14a-12

First Financial Bankshares, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.
[ ]	Fee paid previously with preliminary materials.
[ ]	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

400 Pine Street

Abilene, Texas 79601
325.627.7038

NOTICE OF THE 2023 ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD APRIL 25, 2023

To our valued shareholders:

We cordially invite you to attend the 2023 annual meeting of shareholders of First Financial Bankshares, Inc., which will be held in the Abilene Convention Center, 1100 North 6th Street, Abilene, Texas, at 10:30 a.m., Central time, on Tuesday, April 25, 2023, for the following purposes:

(1)
To elect eleven directors to serve on the Board of Directors of the Company for a one year term that will expire at the Company's 2024 annual meeting of shareholders;
(2)
To ratify the appointment by our audit committee of Ernst & Young LLP as our independent auditors for the year ending December 31, 2023;
(3)
To conduct an advisory, non-binding vote on the compensation of named executive officers;
(4)
To conduct an advisory, non-binding vote on the frequency of the advisory vote on executive compensation; and
(5)
To act on such other business as may properly come before the annual meeting or any adjournment thereof.

The record date for the determination of the shareholders entitled to receive notice of and vote at the annual meeting or any adjournments or postponements thereof was the close of business on March 1, 2023. On or about March 23, 2023, we mailed to shareholders of record this notice of the 2023 annual meeting of shareholders, the proxy statement, our annual report on Form 10-K, and our annual report to shareholders, which describes our activities during 2022, a proxy card, and an invitation to attend the annual meeting and our luncheon following the meeting together with RSVP instructions. Our annual report to shareholders and the invitation do not form any part of the materials for solicitation of proxies.

We hope that you will be present at the annual meeting. We respectfully urge you to vote by proxy as promptly as possible, whether or not you plan to join us at the annual meeting. It is important that your shares be represented. Please take a moment to carefully read this proxy statement and the voting instructions. You may submit your proxy via the internet, by telephone or by mail following the instructions on the proxy card. As always, if you are the record owner of our stock, you may vote by attending the annual meeting in person. You can revoke your proxy at any time prior to the call to order of the annual meeting by following the instructions in the proxy statement.

We will be hosting a luncheon after the annual meeting this year. We kindly request that you confirm your attendance by completing the reply card enclosed with the invitation to our luncheon and returning it to us by April 14, 2023, or by calling 325.627.7038 or e-mailing awatkins@ffin.com to RSVP before this date.

Our shareholders and any interested individuals that are not able to attend the annual meeting in person may access a live video stream of our annual meeting by visiting www.ffin.com/live-events. Please note that shareholders who wish to vote or ask questions at the annual meeting should plan to attend the meeting in person or vote in advance by proxy as the live video stream will not offer the ability to vote or ask questions. A replay of the presentation will be available after the event.

Important Notice Regarding the Availability of Proxy Materials for the 2023 Annual Meeting of Shareholders to be Held on April 25, 2023, the proxy statement, 2022 annual report to shareholders, 2022 annual report on Form 10-K, and other proxy information are available free of charge at www.ffin.com/sec.

By order of the Board of Directors,

March 15, 2023	F. Scott Dueser
Chairman, President and Chief Executive Officer

FIRST FINANCIAL BANKSHARES, INC.

PROXY STATEMENT

Forward-Looking Statements and Website References: This proxy statement contains forward-looking statements. Forward-looking statements can be identified by words such as “anticipates,” “intends,” “plans,” “seeks,” “believes,” “estimates,” “expects,” “target,” “projects,” “outlook,” “forecast,” “will,” “may,” “could,” “should,” “can,” and similar references to future periods. In particular, forward-looking statements include, but are not limited to, statements we make about our expectations for our operations and business and our corporate responsibility progress, plans, and goals (including environmental and human capital matters). Forward-looking statements are not based on historical facts, but instead represent our current expectations and assumptions regarding our business, the economy and other future conditions. The inclusion of such statements is not an indication that these contents are necessarily material to investors or required to be disclosed in the Company’s filings with the Securities and Exchange Commission. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Actual results may differ materially from our forward-looking statements due to several factors. Factors that could cause our actual results to differ materially from our forward-looking statements are described in our Annual Report on Form 10-K for the year ended December 31, 2022. We caution you, therefore, against relying on any of these forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of future performance. Any forward-looking statement made by us speaks only as of the date on which it is made. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, and notwithstanding any historical practice of doing so, except as may be required by law. In addition, historical, current, and forward-looking sustainability-related statements may be based on standards for measuring progress that are still developing, internal controls and processes that continue to evolve, and assumptions that are subject to change in the future.

PROXY SUMMARY

This proxy summary highlights important information contained elsewhere in the proxy statement. Since it does not contain all the information you should consider before voting your shares, please read the entire proxy statement carefully before voting.

General Information About the Meeting

Date:	Tuesday, April 25, 2023
Time:	10:30 a.m. Central Time
Location:	Abilene Convention Center, 1100 North 6th Street, Abilene, Texas
Record Date:	March 1, 2023

How to Vote

Shareholders of record as of the close of business on March 1, 2023 may vote.

Online	By Phone	By Mail	In Person
Visit www.proxydocs.com/FFIN You will need the control number on your proxy card that was mailed to you.	Call 1-866-367-4074 and follow the simple recorded instructions. You will need the control number on your proxy card that was mailed to you.	Complete and mail your proxy card in the postage paid envelope provided. Proxy cards submitted by mail must be received prior to the annual meeting being called to order.	Attend the annual meeting and vote in person.

Your vote is important. Please submit your proxy as soon as possible via the internet, mail or telephone. If your shares are held by a broker, it is important that you provide instructions to your broker so that your vote is counted on all matters.

Proposals

Item		Board Recommendation
1.	To elect eleven directors to serve on the Board of Directors of the Company for a one year term that will expire at the Company's 2024 annual meeting of shareholders;	FOR
2.	To ratify the appointment by our audit committee of Ernst & Young LLP as our independent auditors for the year ending December 31, 2023;	FOR
3.	To conduct an advisory, non-binding vote on the compensation of named executive officers;	FOR
4.	To conduct an advisory, non-binding vote on the frequency of the advisory vote on executive compensation; and	One (1) Year
5.	To act on such other business as may properly come before the annual meeting or any adjournment thereof.

First Financial Bankshares, Inc. - 1 - 2023 Proxy Statement

FIRST FINANCIAL BANKSHARES, INC.

400 Pine Street

Abilene, Texas 79601

325.627.7038

PROXY STATEMENT

2023 ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD APRIL 25, 2023

INTRODUCTION

The Board of Directors of First Financial Bankshares, Inc. hereby solicits your proxy for use at the 2023 annual meeting of our shareholders and any continuation of the meeting if it is adjourned. The annual meeting will be held in the Abilene Convention Center, 1100 North 6th Street, Abilene, Texas, at 10:30 a.m., Central time, on Tuesday, April 25, 2023.

We kindly request that you confirm your attendance either by responding with the completed reply card, calling 325.627.7038 or e-mailing awatkins@ffin.com to RSVP by April 14, 2023.

Our shareholders and any interested individuals that are not able to attend the annual meeting in person may access a live video stream of our annual meeting by visiting www.ffin.com/live-events. Please note that shareholders that wish to vote or ask questions at the annual meeting should plan to attend the meeting in person or vote in advance by proxy as the live video stream will not offer the ability to vote or ask questions. A replay of the presentation will be available after the event.

Our principal executive office is located at 400 Pine Street, Suite 310, Abilene, Texas 79601. Our telephone number is 325.627.7038.

On or about March 23rd, 2023, we mailed to shareholders of record as of the close of business on March 1, 2023, the record date for the annual meeting, this notice of the 2023 annual meeting of shareholders, the proxy statement, our annual report on Form 10-K, and our 2022 annual report to shareholders, which describes our activities during 2022, a proxy card, and an invitation to attend the annual meeting and our luncheon following the meeting together with RSVP instructions. Our annual report to shareholders and the invitation do not form any part of the materials for solicitation of proxies. You should read our entire proxy statement carefully before voting.

In this proxy statement, First Financial Bankshares, Inc. is referred to as “FFIN,” “First Financial,” “we,” “us,” or the “Company,” First Financial Bank, N.A. is referred to as the “Bank,” and First Financial Trust and Asset Management, N.A. is referred to as the “Trust Company.”

First Financial Bankshares, Inc. - 2 - 2023 Proxy Statement

VOTING OF SECURITIES

Important Voting Information

You may only vote if you hold shares directly in your own name.

If your shares are held in the name of a bank, broker, or another nominee, you are considered the beneficial owner of these shares, and your shares are held in “street name.” The proxy materials, including any proxy cards or voting instructions, are being forwarded to you by your broker or another nominee. As the beneficial owner, you have the right to direct your broker concerning how to vote your shares by using the voting instructions your broker included in the mailing or by following its instructions for voting. Pursuant to the rules of The Nasdaq Stock Market LLC (“Nasdaq”), you must instruct your broker how you wish your shares to be voted on all non-routine matters. If you did not receive the meeting invitation and RSVP request from your broker, please contact your broker because the invitations were sent with the annual report to the brokerage firm.

We are providing this proxy statement to the shareholders of First Financial Bankshares, Inc. in connection with the solicitation of proxies by its Board of Directors for use at the 2023 annual meeting of shareholders of First Financial Bankshares, Inc. to be held at 10:30 a.m., Central time, on Tuesday, April 25, 2023, including any adjournments or postponements of the meeting.

You should read our entire proxy statement carefully before voting.

Voting Procedures. Shareholders of record may vote by:

Internet and telephone	Mail	In-Person

Visit www.proxydocs.com/FFIN

You will need the control number on your proxy card that was mailed to you.

or

Call 1-866-367-4074 and follow the simple recorded instructions. You will need the control number on your proxy card that was mailed to you.

You may vote by Internet or telephone until 10:30 a.m., Central Time, on April 25, 2023.

	Complete and mail your proxy card in the postage paid envelope provided. Proxy cards submitted by mail must be received prior to the annual meeting being called to order.	Attending the annual meeting and voting in person.

If your shares are held in “street name,” you should contact the broker, bank, or other nominee holding your shares in “street name” and follow the voting procedures that they provide to you.

Voting Rule. Your broker is not permitted to vote on your behalf on the election of directors, the advisory vote on compensation paid to our named executive officers or the advisory vote on the frequency of the advisory vote on the compensation paid to our named executive officers, unless you provide specific instructions by following the instructions from your broker about voting your shares by telephone or Internet or completing and returning the voting instruction card. For your vote to be counted, you will need to communicate your voting decisions to your bank, broker, or other holder of record sufficiently in advance of the date of the annual meeting in accordance with the instructions you receive from them.

Your Participation in Voting the Shares You Own is Important. Voting your shares is important to ensure that you have a say in the governance of the Company. Please review the proxy materials and follow the relevant instructions to vote your shares. We encourage you to exercise your rights and fully participate as a shareholder.

More Information is Available. If you have any questions about the proxy voting process in general, please contact the bank, broker, or other holder of record through which you hold your shares.

First Financial Bankshares, Inc. - 3 - 2023 Proxy Statement

Record Date

Our Board of Directors has established the close of business on March 1, 2023, as the record date for determining the shareholders entitled to notice of, and to vote at, the annual meeting. On the record date, we had 142,701,931 common shares outstanding. Each of our shareholders is entitled to one vote for each common share held as of the record date.

Quorum

In order for any business to be conducted at the annual meeting, a quorum consisting of shareholders having voting rights with respect to a majority of our outstanding common shares on the record date must be present in person or by proxy. For purposes of determining the presence or absence of a quorum, we intend to count as present shares present in person but not voting and shares for which we have received proxies but for which holders thereof have abstained. Furthermore, shares represented by proxies returned by a broker holding the shares in nominee or “street name” will be counted as present for purposes of determining whether a quorum is present, even if the shares are not entitled to be voted on matters where discretionary voting by the broker is not allowed (“broker non-votes”).

If a quorum is not present at the annual meeting, we will adjourn the meeting, and the Board of Directors will continue to solicit proxies.

Required Vote

As discussed in more detail under “Proposal 1 - Election of Directors,” each director is required to be elected by the affirmative vote of a majority of the votes cast at the annual meeting and entitled to vote on this matter. Withheld votes have the effect of voting against the director nominee. Shares not represented at the annual meeting will have no effect on the election of directors. Brokers are not entitled to vote on director elections, and thus broker non-votes are not treated as votes cast and will have no effect on the election of directors.

The matter described in “Proposal 2 - Ratification of Appointment of Independent Auditors” is required to be approved by the affirmative vote of the majority of the votes cast at the annual meeting and entitled to vote on this matter. Abstentions and shares not represented at the meeting will not be counted for purposes of determining whether such matter has been approved. Brokers may vote in their discretion on this proposal on behalf of clients who have not furnished voting instructions. As a result, broker non-votes will not arise in connection with and will have no effect on this proposal.

With respect to “Proposal 3 - Advisory, Non-Binding Vote on the Compensation of Named Executive Officers,” the affirmative vote of a majority of the votes cast at the annual meeting and entitled to vote on this matter is required for approval of the compensation of our named executive officers. Voting for Proposal 3 is being conducted on an advisory basis, and, therefore, the voting results will not be binding on the Company, the Board of Directors, or the Compensation Committee. Abstentions, broker non-votes, and shares not otherwise represented at the meeting will have no effect on the outcome of such matter.

With respect to “Proposal 4 – Advisory, Non-Binding Vote on Frequency of Executive Compensation Vote,” we are asking shareholders whether the advisory vote on executive compensation should occur every three years, every two years or every year. The option of once every three years, every two years or every year that receives the greatest number of votes will be the frequency approved by shareholders. Voting on Proposal 4 is being conducted on an advisory basis, and, therefore, the voting results will not be binding on the Company, the Board or the compensation committee. Abstentions, broker non-votes, and shares not otherwise represented at the meeting will have no effect on the outcome of such matter.

The Board of Directors unanimously recommends that you vote "FOR" the election of all eleven director nominees, "FOR" the ratification of the appointment of our independent auditors, "FOR" the resolution approving the compensation of our named executive officers AND "FOR" THE ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS TO OCCUR EVERY (1) YEAR.

Failure to Provide Specific Voting Instructions

If you are a shareholder of record and you properly sign, date, and return a proxy card, but do not indicate how you wish to vote with respect to a particular nominee or proposal, then your shares will be voted FOR the eleven director

First Financial Bankshares, Inc. - 4 - 2023 Proxy Statement

nominees, FOR the ratification of the appointment of our independent auditors, FOR the resolution approving the compensation of our named executive officers, and for the advisory vote on the compensation of our named executive officers to occur EVERY (1) YEAR.

Shareholder List

A list of shareholders registered with our stock transfer company entitled to vote at the annual meeting, which will show each shareholder’s address and the number of shares registered in his, her, or its name, will be open to any shareholder to examine for any purpose related to the annual meeting. Any shareholder may examine this list at our principal office, 400 Pine Street, Suite 310, Abilene, Texas 79601, during ordinary business hours commencing April 15, 2023, and continuing through the date of the annual meeting.

SOLICITATION AND REVOCABILITY OF PROXIES

Solicitation

We will bear the expense to solicit proxies, which will include reimbursement of expenses incurred by brokerage firms and other custodians, nominees, and fiduciaries to forward solicitation materials regarding the annual meeting to beneficial owners. Our officers and directors may further solicit proxies from shareholders and other persons by telephone, electronic communication, or other means. We will not pay these officers and directors any extra compensation for participating in this solicitation. We may engage Georgeson LLC to assist us with the solicitation of proxies and if so, would expect to pay that firm approximately $20,000 for their services, plus out-of-pocket expenses.

Proxies and Revocation

Each executed and returned proxy card will be voted according to the directions indicated on that proxy card. If no direction is indicated, the proxy will be voted according to the Board of Directors’ recommendations, which are contained in this proxy statement. The Board of Directors does not intend to present and has no information that others will present any business at the annual meeting that requires a vote on any other matter. If any other matter requiring a vote properly comes before the annual meeting, the proxies will be voted in the discretion of the proxy holders in accordance with the terms of the proxy.

Each shareholder giving a proxy has the power to revoke it at any time before the annual meeting is called to order. Shareholders of record may change their vote or revoke their proxy by:

•
delivering to the Company at any time before the annual meeting is called to order, by our corporate secretary, a written notice of revocation addressed to First Financial Bankshares, Inc., 400 Pine Street, Abilene, Texas 79601, Attention: Corporate Secretary;
•
casting a new vote over the Internet by visiting the website www.proxydocs.com/FFIN and following the instructions in your proxy materials or the proxy card provided to you before the Internet voting deadline of 10:30 am., Central Time, on April 25, 2023;
•
casting a new vote over Telephone by calling 1-866-367-4074 and following the simple recorded instructions before the phone voting deadline of 10:30 am, Central Time on April 25th, 2023.
•
completing, signing, and returning a new proxy card with a later date than your original proxy card, if applicable, no later than the time the annual meeting is called to order, by our corporate secretary, and any earlier proxy will be revoked automatically; or
•
attending the annual meeting and voting in person, and any earlier proxy will be revoked. Your attendance alone at the annual meeting will not revoke your proxy unless you give written notice of revocation to the corporate secretary of the Company before the annual meeting is called to order.

If your shares are held in “street name,” and you desire to change any voting instructions you have previously given to the record holder of the shares of which you are the beneficial owner, you should contact the broker, bank, or other nominee holding your shares in “street name” in order to direct a change in the manner your shares will be voted.

First Financial Bankshares, Inc. - 5 - 2023 Proxy Statement

SUMMARY OF ENVIRONMENTAL, SOCIAL, AND GOVERNANCE (“ESG”) ACTIVITIES

For over 133 years, First Financial has been committed to making our communities better with the core belief that strong, vibrant communities are at the foundation of our success today and in the future. While this commitment is not new, our actions continue to demonstrate leadership in the communities we serve. We are extremely proud of our associates who demonstrate this core belief by being engaged and connected through our common purpose of excellence in customer service while creating our vision of being the employer of choice.

We continue to assess our ESG activities utilizing overall materiality assessments developed with our ESG advisory consultants. This assessment is being used to guide our ongoing approach to ESG activities. As part of this process, we are working towards more formal reporting utilizing the Sustainability Accounting Standards Board (SASB) commercial bank standards under the guidance and oversight of the Nominating/Corporate Governance Committee and Board of Directors.

Commitment to Employees

As of December 31, 2022 we had 1,415 full time and 86 part time employees located in Abilene and our 12 regions throughout Texas. We know our employees are one of our greatest assets and they are foundational to our current and future success. We are committed to maintaining competitive compensation in our markets. During 2022, we evaluated our hourly wages and increased minimum pay for many of our employees that work directly with customers in our branches or provide customer service in our call center.

Our employee benefits focus on providing ongoing health and wellness benefits including not only physical but mental health services with access to telemedicine, funded health savings accounts, employee assistance programs that offer confidential emotional support and work-life solutions. We also provide programs that emphasize and protect financial wellness through our profit-sharing plan and generous 401(k) matching policy. The Company has a robust employee recognition program that highlights employees that create “Wows” for our customers as well as recognizes employees that save customers from fraudulent activity, known as “Fraudbusters.”

Employee training is fundamental to our vision and is one of our 21 Service Non-Negotiables. We believe that “knowledge of our job and the financial industry is essential in providing the appropriate expertise. We encourage our employees to take advantage of the numerous training opportunities available to them and obtain certifications and degrees for current and future roles. During 2022, we provided over 27,000 internally developed training programs. Our employees also completed approximately 27,000 classes through the American Bankers Association (ABA). In addition, we have a generous college tuition reimbursement program to assist employees in obtaining degrees that will open opportunities at higher levels in our Company. In the past 5 years, we have provided tuition assistance to 127 employees.

The Company values the recruitment and retention of a diverse and inclusive workforce that is representative of the communities that we serve. Our focus on diversity, equity and inclusion is also included in our 21 Service Non-Negotiables. By promoting and fostering a workforce that we believe is reflective of our customers and communities, we seek to better understand the financial needs of our prospects and customers and provide them with relevant financial service products. This philosophy enables us to provide different solutions to issues where we can achieve the greatest outcome. We will continue to be an organization that embraces diversity and provides an employee experience that is inclusive and where we treat each other with grace, understanding and acceptance. As of December 31, 2022, 30% of our leadership positions were held by women and 14% were held by ethnic minorities.

Our People

First Financial Bankshares, Inc. - 6 - 2023 Proxy Statement

Our Governance

We are committed to operating with robust corporate governance and ethical business practices. We continually work to improve the effectiveness of our Board and regional boards of directors and management teams as well as our corporate governance policies and activities.

Board Composition and Activities

All but one of our 11 nominees to the Board are independent under NASDAQ rules. In addition, 30% of the independent nominees are female, minority or both which allows for diverse perspectives and experiences.

The lead outside director transitioned during 2022 with Murray Edwards, assuming that role. Mr. Edwards has been a Board member since 2006 and has significant risk management, merger and acquisitions, and strategic planning skills.

Each of the twelve bank regions, plus two divisions, have local advisory boards. These boards include 32 female and or minority directors out of a total of 158 outside board members.

ESG oversight is provided by the Nominating/Corporate Governance Committee which has established a formal set of Corporate Governance Guidelines. ESG activities were reported to the Board quarterly in 2022.

We have established a Risk Appetite statement that is monitored and reported to the Risk Committee annually or more often as needed.

Information Security

The Information Security Program uses a variety of safeguards to protect the confidentiality, integrity and availability of information. The program uses a formal set of industry standards to protect data, and the Information Security Program’s information security standards are reviewed, updated and re-approved annually. The Company regularly assesses the threats and vulnerabilities to its environment so it can update and maintain its systems and controls to effectively mitigate these risks. Layered security controls are designed to complement each other to protect customer information and transactions. There are regular tests of the control environment using internal and external assessment methods such as penetration testing and more targeted assessments to ensure its controls are working as expected.

The Company has a robust information security awareness program. All Company employees are trained on cyber and fraud threats at New Employee Orientation and receive daily information security tips via email. Employees also receive monthly awareness video training and annual computer-based training. The Company also provides information security awareness training to business customers and individuals in our communities.

The Company’s system of internal controls also incorporates a protocol for the appropriate reporting and escalation of information security matters to management and the Board of Directors, to ensure effective and efficient resolution and, if necessary, disclosure of any matters. The Board of Directors is actively engaged in the oversight of the Company’s continuous efforts to reinforce and enhance its operational resilience and receives education to ensure that their oversight efforts accommodate for the ever-evolving information security threat landscape. The Board of Directors monitors the Company’s information management risk policies and practices primarily through its Risk Committee, which oversees areas of operational risk such as information technology activities; risks associated with development, infrastructure, and cybersecurity; oversight of information security risk assessments, strategies, policies, and programs; and disaster recovery, business continuity, and incident response process.

First Financial Bankshares, Inc. - 7 - 2023 Proxy Statement

Our Communities

The Company has always had the philosophy that we are only as good as the communities which we serve. We strive to improve the quality of life in every community that is in our footprint. We support schools, cities, counties, nonprofits and churches with the latest in financial services, as well as our time and money. We encourage our employees to be active in communities and charitable organizations by being on their boards, volunteering their time and helping raise funding. The impact our team has is highlighted by our annual Day of Service, where we had 1,056 employees serve 80 organizations across our footprint.

In addition to volunteering, the Company provided over $2.4 million in support to charitable organizations and schools during 2022 and over $23 million in the past 10 years. We also committed $5.5 million out of a $9 million investment to fund a low-income senior living project south of downtown in Abilene, Texas, which is home to our corporate offices.

We are committed to expand access to financial services in underserved majority minority and low-income areas within our footprint by providing financial literacy, fraud and home ownershp classes. The Company developed an Individual Tax Identification Number (ITIN) residential mortgage loan product for legal immigrants in late 2021, to help them achieve the dream of home ownership. We have continued to emphasize this product in our markets and grow this program and other affordable housing loan products throughout 2022.

Our Environment

We are committed to operating our Company responsibly and understand that this creates long-term sustainable value for our Company by reducing costs, increasing revenue, reducing risks, enhancing our reputation, strengthening our communities, and helping us meet the expectations of our shareholders, our customers, our communities, as well as future generations.

We recognize the environmental impact associated with our use of natural resources and the importance of resource efficiency and conservation. Several of the communities we serve have faced drought conditions where conservation of water is at a premium. Therefore, we strive to operate efficiently, reducing our reliance on natural resources, and wherever possible diverting our waste from landfills through recycling and reuse.

Over the last few years, we have upgraded lighting in our facilities to LED lights and low-heat emission bulbs. We also work with a third-party vendor to shred and recycle most of the paper we use as part of our privacy program and to reduce environmental impact. In 2022, we shredded and recycled about 140,000 pounds of paper.

Environmental concerns also inform our decisions on product offerings. We have continued to emphasize e-Statement enrollment for depository accounts which has increased to 59% of total deposit accounts and 50% of deposit customers access accounts digitally. We also offer digital online mortgage and consumer loan applications which reduces paper usage as well as limits a customer’s travel to a branch and allows for electronic versus paper document storage. Significant adoption of electronic signature tools for customer account documents as well as internal documents serves to significantly reduce paper usage throughout the Company.

First Financial Bankshares, Inc. - 8 - 2023 Proxy Statement

PROPOSAL 1 – ELECTION OF DIRECTORS

General

While our amended and restated bylaws fix the number of directors at a number not less than seven nor more than fifteen, the Board of Directors has fixed the number of current directors at eleven. Although we do not contemplate that any of the nominees will be unable to serve, if such a situation arises before the annual meeting, the proxies will be voted to elect any substitute nominee or nominees designated by the Board of Directors. At the annual meeting, eleven directors are to be elected, each for a term of one year and until their respective successors have been duly elected and qualified.

Identifying and Evaluating Nominees for Director

The Board of Directors, acting through the Nominating/Corporate Governance Committee and pursuant to the Board of Directors’ Nominating/Corporate Governance Committee Charter and our Corporate Governance Guidelines, is responsible for identifying and evaluating candidates for membership on the Board of Directors. The Nominating/Corporate Governance Committee is responsible for recommending nominees who have the experience, qualifications, attributes, and skills appropriate to function collaboratively and effectively as the Board of Directors for the Company. The Board of Directors is committed to promoting diversity and inclusion in the governance and operations of the Company. These values are reflected in identifying candidates for Board service and in the overall makeup of the Board of Directors so that it is inclusive of members who reflect racial, gender, and ethnic diversity.

The Company’s Board of Directors elects the Boards of Directors for First Financial Bank, N.A. and First Financial Trust and Asset Management Company, N.A. The Bank’s Board of Directors appoints the Bank’s regional advisory boards, the Bank’s board committees, and elects the Board of Directors for First Technology Services Inc. The regional advisory and subsidiary boards serve as a training ground for prospective Company directors. At present, there are 32 minority and/or women members on these boards.

The Board of Directors and the Nominating/Corporate Governance Committee believe that the Board of Directors as a whole and its members individually should possess a combination of skills, professional experience, and diversity of backgrounds and viewpoints necessary to oversee our Company’s current and future needs. The attributes that the Board of Directors and every director should possess are set forth in our Nominating/Corporate Governance Committee charter. These criteria include:

•
at least a majority of the Board of Directors must be composed of independent directors;
•
candidates should be capable of working in a collegial manner with persons of diverse educational, business, and cultural backgrounds and should possess skills and expertise that complements the attributes of the existing directors;
•
candidates should represent a diversity of viewpoints, backgrounds, experiences, and other demographics, including gender, race, and ethnicity;
•
candidates should demonstrate notable or significant achievement and possess senior-level business management or regulatory experience that would benefit our Company;
•
candidates should have familiarity with and experience in the commercial banking industry;
•
candidates shall be individuals of highest character and integrity;
•
candidates shall be free of conflicts of interest that would interfere with their ability to discharge their duties, or that would violate any applicable laws or regulations;
•
candidates shall be capable of devoting the necessary time to discharge their duties, taking into account memberships on other boards, travel time, and other responsibilities; and
•
candidates shall have a desire to represent the interests of all shareholders.

First Financial Bankshares, Inc. - 9 - 2023 Proxy Statement

The Nominating/Corporate Governance Committee and the Board of Directors may, from time to time, establish and consider other specific skills and experience that they believe our Company should seek in order to constitute a diverse, balanced, collaborative, and effective Board of Directors. For an incumbent director, the Nominating/Corporate Governance Committee and the Board of Directors also consider the past performance of such director on our Board. Our Corporate Governance Guidelines also provide that an individual may not stand for election or reelection as a director upon attaining seventy-five (75) years of age. See “Nominees” below for the qualifications of each nominee for election at the annual meeting.

The Nominating/Corporate Governance Committee regularly reviews the composition of the Board of Directors in light of our Company’s business and structure; the changing needs of our Company because of the business environment; our operations, financial conditions, and complexity; its assessment of the Board of Directors’ performance; through evaluations of each board member, committee, and the board as a whole; and input from shareholders and other key constituencies. As part of this review, the Nominating/Corporate Governance Committee evaluates the effectiveness of the Board of Directors’ director nomination standards.

The Nominating/Corporate Governance Committee will, in consultation with the Chairman of the Board of Directors and in accordance with its charter, consider candidates proposed or suggested by members of the Board of Directors, management, third-party search firms retained by the Nominating/Corporate Governance Committee and shareholders. The Nominating/Corporate Governance Committee follows the same process and uses the same criteria for evaluating candidates whether they are proposed by members of the Board of Directors, management, third-party search firms, or shareholders. Any shareholder wishing to recommend a candidate to be considered by the Nominating/Corporate Governance Committee for nomination at an annual meeting of shareholders should review the procedure outlined under “Committees of the Board of Directors − Nominating/Corporate Governance Committee” beginning on page 24 of this proxy statement.

Summary of Board Diversity

The following matrix, as required by Nasdaq listing rules, demonstrates our ongoing commitment to diversity:

Board Diversity Matrix (As of March 15, 2023)
Total Number of Directors		11
	Female		Male
Part 1: Gender Identity
Directors	2		9
Part II: Demographic Background
African American or Black	-		1
Hispanic or Latinx	1		-
White	1		8

First Financial Bankshares, Inc. - 10 - 2023 Proxy Statement

Additionally, the following graphs illustrate the independence, average tenure, average age, and diversity of our Board of Directors, following the Annual Meeting:

Board Composition

2
RACIAL/ETHNIC
DIVERSITY
18%
9
Racially/Ethnicity Diverse
Nondiverse

Nominees

Based upon recommendations of the Nominating/Corporate Governance Committee, the Board of Directors has nominated the individuals below for election to the Board of Directors at the annual meeting to serve a one-year term and until their respective successors have duly been elected and qualified.

In light of the Company’s business and structure, the business environment, and the Company’s long-term strategy, the Board of Directors, upon recommendation of the Nominating/Corporate Governance Committee, selected a slate of nominees whose diversity, experience, qualification, attributes, and skills in leadership, commercial and investment banking and financial advisory services, finance and accounting, risk management, operations management, strategic planning, business development, marketing, technology, regulatory and government affairs, corporate governance, and public policy, led the Board of Directors to conclude that these persons should serve as our directors at this time.

First Financial Bankshares, Inc. - 11 - 2023 Proxy Statement

Pursuant to the Nasdaq rules, a majority of the Board of Directors must be comprised of independent directors. The Board of Directors has determined that each director nominated, except Mr. Dueser, is independent under applicable Nasdaq rules.

Each nominee’s biography and the specific experiences, qualifications, attributes, and skills of each nominee are described below.

Dallas, Texas Director Since: 2015 Board Committees: • Audit Financial Expert

April K. Anthony

Biographical Information

April K. Anthony, Dallas, Texas, has served as a director of the Company since 2015. She serves on the Audit Committee and is designated as a “financial expert.” She is also a director of First Financial Bank, N.A. (the “Bank”), a wholly-owned subsidiary of the Company, and of First Technology Services, Inc. (the “Technology Company”), a wholly-owned subsidiary of the Bank. Currently, Ms. Anthony serves as the Chief Executive Officer of VitalCaring Group, a Dallas-based home health and hospice provider with locations in 5 states. Ms. Anthony has a long career in home health care and was the Founder and Chief Executive Officer of Encompass Health - Home Health and Hospice from 1998 to 2021. Under Ms. Anthony’s leadership, Encompass Health - Home Health and Hospice grew to be the nation’s 4th largest provider of Medicare certified home health services, was consistently recognized as a best place to work, and was an industry leader in quality patient care outcomes. Ms. Anthony was also the Founder and Chief Executive Officer of Homecare Homebase from 2001 to 2019, at which time she transitioned to her current role as Executive Chairman. Homecare Homebase is the leading provider of enterprise technology solutions for the home health and hospice industry, with over 40% of the industry’s volume being managed via the Homecare Homebase solution. She is a graduate of Abilene Christian University and is a certified public accountant. She is a member of the Board of Trustees of Abilene Christian University, serving for 20 years, and currently serves as Board Chair. She was named Outstanding Alumnus in February 2018.

Qualifications & Experience

Her experience and qualifications provide sound leadership to the Board of Directors. In addition, as a certified public accountant, Ms. Anthony brings strong accounting, management, strategic planning, technology, and financial skills important to the oversight of our financial reporting, enterprise, and operational risk management.

Fort Worth, Texas Director Since: 2020 Board Committees: • Compensation • Risk

Vianei Lopez Braun

Biographical Information

Vianei Lopez Braun, Fort Worth, Texas, was elected to the Board of Directors on January 28, 2020. She serves on the Compensation and Risk Committees. She also serves as a director of the Bank and as the Chair of the advisory board of the Bank’s Fort Worth Region. She leads the labor and employment division for Decker Jones, P.C., a full-service law firm based in Fort Worth, and serves as Chief Development Officer for the firm. She has been practicing law for more than 30 years, with previous tenures in Houston and Abilene. She is an honors graduate of Princeton University and the University of Texas School of Law. She has been recognized as a Texas Monthly “Super Lawyer” in Labor & Employment law and has been selected as a “Top Lawyer” in Labor & Employment law by Fort Worth Texas and 360 West magazines and by H Texas and Houstonia magazines when she was practicing law in Houston. She has also been honored as a “Great Woman of Texas” by the Fort Worth Business Press.

Qualifications & Experience

Her experience and qualifications provide sound leadership to the Board of Directors. In 2022 she earned a Certificate on Systemic Cyber Risk from the Digital Directors Network, as well as Climate Leadership Certification from the Diligent Institute. In addition, as an attorney specializing in labor and employment law, she brings strong legal, human resources, compensation and benefits, management, and corporate governance experience.

First Financial Bankshares, Inc. - 12 - 2023 Proxy Statement

Abilene, Texas Director Since: 1998 Board Committees: • Audit • Executive • Risk • Nominating/Corporate Governance Financial Expert

David L. Copeland

Biographical Information

David L. Copeland, Abilene, Texas, has served as director of the Company since 1998. He serves as Chairman of the Audit Committee and as a member of the Executive, Risk, and Nominating/Corporate Governance Committees. He is designated as a “financial expert” for our Audit Committee. He also is a director of the Bank, serving on the asset-liability management committee, and a director of First Financial Trust & Asset Management Company, N.A. (the “Trust Company”), a wholly-owned subsidiary of the Company. He also serves as an advisory director of the Bank’s Abilene Region. He is president of the Shelton Family Foundation, a private charitable foundation, and SIPCO, Inc., the management and investment company for the Andrew B. Shelton family. He also serves as a director of Harte-Hanks, Inc., a publicly-traded, targeted marketing company. He is a graduate of Abilene Christian University and is a certified public accountant and chartered financial analyst. Mr. Copeland’s service as a director to public companies adds administration and operational management experience, as well as corporate governance expertise to the Board of Directors.

Qualifications & Experience

His experience and qualifications provide sound leadership to the Board of Directors. In addition, as a certified public accountant and chartered financial analyst, Mr. Copeland brings strong investment, accounting, and financial skills important to the oversight of our financial reporting, enterprise, and operational risk management.

Abilene, Texas Director Since: 2019 Board Committees: • Audit

Mike B. Denny

Biographical Information

Mike B. Denny, Abilene, Texas, has served as a director of the Company since 2019. He serves on the Audit Committee. Mr. Denny is also a director of the Bank, serving on the Directors’ Loan Committee and as an advisory director of the Bank’s Abilene Region. He is an owner and President of Batjer and Associates, Inc., the largest mechanical contractor in the Abilene area, having been with the company for over 47 years. He also is Vice President and Partner in Batjer Services, LLC. He is a graduate of the University of Texas in Austin with a finance degree. He currently serves on the Hendrick Medical Center Doctor Recruitment Committee; as a board member on the Abilene Restoration Ministries (Men of Nehemiah) and the Church of the Heavenly Rest Foundation. Additionally, he has served on several non-profit boards in Abilene and the Abilene Industrial Foundation through 2020.

Qualifications & Experience

His experience and qualifications provide sound leadership to the Board of Directors. Mr. Denny brings strong finance and construction lending and other lending skills important to the oversight of our financial reporting, enterprise, and operational risk management.

First Financial Bankshares, Inc. - 13 - 2023 Proxy Statement

Abilene, Texas Director Since: 1991 Board Committees: • Executive

F. Scott Dueser

Biographical Information

F. Scott Dueser, Abilene, Texas, has served as a director of the Company since 1991. He is Chairman, President, and Chief Executive Officer of the Company and the Bank. He serves as chairman of the Executive Committee. He is also a director of the Bank, serving on the asset-liability management committee, the Trust Company, and Technology Company. He became CEO/President in 2001 and Chairman in 2008. Prior to his role at the Company, he was CEO/President of the Bank from 1991 to 2001 and assumed these roles again as well as Chairman of the Board effective December 30, 2012. He is a graduate of Texas Tech University with finance and accounting degrees and served on the Board of Regents of Texas Tech University from 2005 to 2009, the last two years as Chairman. He currently serves on the board of Breck Minerals LP, which is a privately held oil and gas company. He was selected as Abilene’s Outstanding Citizen of the Year in 2009 and has been awarded the Distinguished Alumni Awards by the Texas Tech University Alumni Association in 2019, Rawls College of Business in 2006, and Southwestern Graduate School of Banking at SMU in 2013.

Qualifications & Experience

Mr. Dueser adds financial services experience, especially lending, oil and gas expertise, and asset-liability management, to the Board of Directors, as well as a deep understanding of the Company’s business and operations. Mr. Dueser also brings risk and operations management and strategic planning expertise to the Board of Directors, skills that are important as we continue to implement our business strategy and acquire and integrate growth opportunities.

Clyde, Texas Director Since: 2006 Board Committees: • Executive • Risk • Nominating/Corporate Governance

Murray H. Edwards

Biographical Information

Murray H. Edwards, Clyde, Texas, has served as director of the Company since 2006, and as lead director since 2022. He currently serves on the Executive, Nominations and Governance and Risk Committees. He also is a director of the Bank, serving as chairman of the Directors’ Loan Committee, and serves as an advisory director of the Bank’s Abilene and Fort Worth Regions. He is Principal of The Edwards Group, a privately owned investment company, and has an undergraduate degree from Texas A&M University and a Master of Business Administration from Harvard Business School. He has successfully owned and managed several businesses, including Automated Farm Systems, Alderman-Cave Feeds, Abilene Cattle Feeders, Cape & Son, Bluebonnet Feeds, and Innovation Event Management. In 2018, he received the Texas A&M University Outstanding Agribusiness Entrepreneur Award, and in 2019 was awarded the Outstanding Alumnus Award by the College of Agriculture and Life Sciences of Texas A&M. He was the largest shareholder and a director of Peoples State Bank, Clyde, Texas, prior to it being acquired by the Company.

Qualifications & Experience

Mr. Edwards has significant risk management, merger and acquisitions, and strategic planning skills. In addition, he brings strong agriculture, accounting, lending, and financial skills important to the oversight of our financial reporting, enterprise, and operational risk management.

First Financial Bankshares, Inc. - 14 - 2023 Proxy Statement

Bryan, Texas Director Since: 2022 Board Committees: • Compensation

Eli Jones Ph.D.

Biographical Information

Eli Jones, Ph.D., Bryan, Texas, has served as a director of the Company since 2022. He is also a director of the Bank and serves as an advisory director of the Bank’s Bryan/College Station Region. Dr. Jones is a Professor of Marketing, the Lowry and Peggy Mays Eminent Scholar, and the former Dean of Mays Business School at his alma mater, Texas A&M University. He served as the Dean of three flagship business schools over 13 of his 26 years in higher education; Dean of Mays Business School; Dean of the Sam M. Walton College of Business and holder of the Sam M. Walton Leadership Chair at the University of Arkansas; and as Dean of the E. J. Ourso College of Business and the E. J. Ourso Distinguished Professor of Business at Louisiana State University.

He has published sales and sales management research in top academic journals and is a co-author of three professional books. Peers have cited Eli’s academic publications more than 9,100 times, according to Google Scholar. Also, Jones is the recipient of Excellence in Teaching awards on the university, national, and international levels at the undergraduate, MBA levels, and in executive education programs in Belgium, China, France, India, Malaysia, Trinidad, the U.K., and U.S. Before becoming a professor, Jones worked in sales and sales management for three Fortune 500 global companies. He is currently on the boards of Invesco Funds, Insperity, First Financial Bank, and the American Marketing Association (AMA).

Dr. Jones earned a Lifetime Achievement Award from AMA for sustained contributions to the sales and sales management discipline. Savoy magazine recognized Dr. Jones as one of the top influential Corporate Directors in business today, and Texas A&M University honored him with the Aggie Impact Award for making a global impact in his community and profession. AMA and the Academy of Marketing Science each awarded Dr. Jones the Distinguished Marketing Educator Award for distinguished service and outstanding contributions in marketing education.

Qualifications & Experience

Dr. Jones brings public company experience, marketing, and sales experience, strategic planning, and other skills for the oversight of our operations, including prior bank board experience.

Lubbock, Texas Director Since: 2013 Board Committees: • Audit • Compensation • Executive • Nominating/Corporate Governance

I. Tim Lancaster

Biographical Information

I. Tim Lancaster, Lubbock, Texas, has served as a director of the Company since 2013. He serves as chairman of the Compensation Committee and is a member of the Audit, Executive and Nominating/Corporate Governance Committees. He also is a director of the Bank, serving on the Directors’ Loan Committee. He retired in 2019 as President and CEO of Hendrick Health Systems, a 525-bed regional hospital based in Abilene, Texas, having served in this capacity since 2004. From 1998 to 2004, he was CEO of Brownwood Regional Medical Center, Brownwood, Texas. He has a Bachelor of Finance degree from Texas Tech University and a masters in health care administration from Texas Women’s University. He is a past Chair of the Board of Trustees of the Texas Hospital Association and was honored in February 2018 with the Earl M. Collier Award for Distinguished Health Care Administration in Texas. He has served on numerous healthcare-related boards on a national and state level. He is past Chairman of the Board of Regents of Texas Tech University System and currently serves on the Texas Tech University Foundation Board as Vice Chairman. He also serves on the Buckner International Board of Directors, serving as Chair of the Finance Commitee. He was selected as Abilene’s Outstanding Citizen of the Year in 2018.

Qualifications & Experience

Mr. Lancaster adds significant operational, risk management, strategic planning, and administrative experiences, as well as corporate governance expertise that is important to the Company. His past leadership as the chief executive officer of a large hospital system brings strong accounting, management skills, and medical industry expertise to the oversight of our financial reporting and operational risk management. Mr. Lancaster had ten years in the banking industry prior to going into hospital administration.

First Financial Bankshares, Inc. - 15 - 2023 Proxy Statement

Clarendon, Texas Director Since: 1998 Board Committees: • Compensation • Risk

Kade L. Matthews

Biographical Information

Kade L. Matthews, Clarendon, Texas, has served as a director of the Company since 1998. He serves on the Compensation and Risk Committees. He also is a director of the Bank. He is President of the Legett Foundation, a private charitable foundation in Texas; President of the Dodge Jones Legacy Foundation, a private charitable foundation in Abilene; President of Kickapoo Springs Foundation, a private charitable foundation in Abilene; a former member of the Amarillo Area Foundation, and an Emeritus Trustee of Texas Christian University, where he is a graduate. He also is on the board of visitors of the MD Anderson Cancer Center in Houston. Mr. Matthews is also a former regent of Clarendon College and former president of the Clarendon College Foundation. He is a rancher and manages investments.

Qualifications & Experience

Mr. Matthews provides excellent agriculture and wealth management experience, local knowledge of economic trends in the communities that we serve, as well as compensation and benefits experience and corporate governance experience garnered through his leadership position and board service with other entities.

Houston, Texas Director Since: 2019 Board Committees: • Executive • Nominating/Corporate Governance • Risk

Robert C. Nickles, Jr.

Biographical Information

Robert C. Nickles, Jr., Houston, Texas, has served as a director of the Company since 2019. He currently serves as Chairman of the Risk Committee and also serves on the Executive and Nominating & Corporate Governance Committees. He also serves as Chairman of the advisory board of the Bank’s Kingwood Region. He is the founder and executive chairman of Alegacy Group, LLC, one of the largest gas compressor packagers in the world, with over $2 billion in revenue since its inception. He is also managing director of 3MCB Investments, LLC, and Nickles Investments, LLC, and serves on the board of directors of Fast Fusion LLC. Mr. Nickles previously served in management roles, including CEO of Nickles Industries, senior vice president of operations and senior vice president of sales for Cooper Cameron, and COO of Valerus Compression Services. He is a graduate of Oklahoma State University. In 2010, he was elected to the Commercial State Bank, Kingwood, Texas board of directors and served on that board until the Company’s acquisition of that bank on January 1, 2018. Mr. Nickles serves as Chairman of the Finance Council for St. Matthias Catholic Church in Magnolia, TX.

Qualifications & Experience

His experience and qualifications provide sound leadership to the Board of Directors. Mr. Nickles brings strong financial, oil and gas expertise and investment and lending skills important to the oversight of our financial reporting, enterprise, and operational risk management.

First Financial Bankshares, Inc. - 16 - 2023 Proxy Statement

Hereford, Texas Director Since: 2003 Board Committees: • Compensation • Executive • Nominating/Corporate Governance

Johnny E. Trotter

Biographical Information

Johnny E. Trotter, Hereford, Texas, has served as a director of the Company since 2003. He serves on the Compensation, Executive and Nominating/Corporate Governance Committees. He also is a director of the Bank and serves as an advisory director of the Bank’s Hereford Region. He is president of Livestock Investors, LTD., one of the largest cattle feeders in the United States, as well as an officer in Deaf Smith Enterprises LLC, a privately owned real estate company. Mr. Trotter received the Chester A. Reynolds Memorial Award at the National Cowboy & Western Heritage Museum in Oklahoma City, Oklahoma, in 2017, was inducted into the Cattle Feeder Hall of Fame in 2021 inducted into the Texas Cowboy Hall of Fame, the Texas Horse Racing Hall of Fame and the American Quarter Horse Hall of Fame, and is the recipient of the 2023 West Texas Rehab Center Harry Holt Award. He also is the president of Whiteface Ford dealership in Hereford, Texas, officer/co-owner of Panhandle Express Transportation of Hereford, and owns and manages ranches/farms in Texas, New Mexico, Oklahoma, and Mississippi. He also is a director of First United Bank, Dimmitt, Texas, an unaffiliated bank. He is also a director and became president of the American Quarter Horse Association in March 2014 and is active in numerous other cattle/horse associations and philanthropic/community involvement. He was named 2004 Citizen of the Year in Hereford/Deaf Smith County, Texas. He received an honorary doctorate from West Texas A&M University in December 2015.

Qualifications & Experience

Mr. Trotter brings key leadership, risk management, operations, strategic planning, and auto industry/agricultural expertise that assist the Board of Directors in overseeing the Company’s operations.

The Board of Directors recommends that you vote "FOR" the election of all eleven director nominees.

First Financial Bankshares, Inc. - 17 - 2023 Proxy Statement

Beneficial Ownership Summary

The names and principal occupations of our current directors and nominees, together with the length of service as a director and the number of our common shares beneficially owned by each of them on March 1, 2023, are set forth in the following tables. Except as otherwise indicated, the named beneficial owner has sole voting and investment power with respect to shares held by him or her. The address for each individual is 400 Pine Street, Suite 310, Abilene, Texas 79601.

Name	Age	Years as Director	Principal Occupation During Last Five Years	Shares Beneficially Owned (11)(12)		Percent of Shares Outstanding (1)
April K. Anthony	55	8	Managing Partner, Anthony Family Investment Partners, LTD. since 2021; CEO, Encompass Health – Home Health and Hospice from 1988 to 2021; and Executive Chairman of Homecare Homebase since 2019	104,663	(2)	*
Vianei Lopez Braun	54	3	Attorney, Decker Jones, P.C.	5,730		*
David L. Copeland	67	25	President, SIPCO and Shelton Family Foundation, a private charitable foundation	286,372	(3)	*
Mike B. Denny	69	4	Owner/President of Batjer and Associates, Inc.	93,258	(4)	*
F. Scott Dueser	69	32	Chairman, President and Chief Executive Officer of First Financial Bankshares, Inc. and First Financial Bank, N.A.	2,103,120	(5)(6)	1.47%
Murray H. Edwards	71	17	Principal, The Edwards Group	376,071	(7)	*
Eli Jones, PhD	61	1	Professor and former Dean, Texas A&M University Mays School of Business	4,573		*
I. Tim Lancaster	69	10	Retired President and CEO, Hendrick Health System	32,770		*
Kade L. Matthews	65	25	Ranching and Investments	1,281,590	(8)	*
Robert C. Nickles, Jr.	56	4	Executive Chairman of Alegacy Group, LLC	70,461	(9)	*
Johnny E. Trotter	71	20	President & CEO, Livestock Investors, LTD.	974,557	(10)	*
Shares beneficially owned by all executive officers and directors**						4.11%

* Less than 1%

** See “Executive Officers” on pages 30-31

(1)
Based on 142,701,931 common shares outstanding as of March 1, 2023.
(2)
Includes 7,036 shares that are owned by a trust for the benefit of Ms. Anthony’s spouse and 12,000 shares held by a trust of which Ms. Anthony is the beneficiary.
(3)
Includes 241,336 shares that are owned by trusts for which Mr. Copeland serves as trustee or co-trustee to which he disclaims beneficial ownership.
(4)
Includes 93,258 shares owned by a limited partnership that Mr. Denny and his spouse jointly own.
(5)
Includes 496,004 shares that are owned by a family limited partnership of which Mr. Dueser serves as the manager and general partner and to which he disclaims beneficial ownership with respect to 372,003 shares; 448,310 shares owned by a second family limited partnership of which Mr. Dueser serves as the manager and general partner and to which he disclaims beneficial ownership with respect to 319,636 shares; and 959,604 shares held by several trusts of which Mr. Dueser is the trustee, settlor, and beneficiary.
(6)
Includes 212,443 shares indirectly owned as of March 1, 2023, through the employee stock ownership plan portion of the profit sharing plan, of which each participant has sole voting powers. Includes 3,695 shares of our common shares issuable upon exercise of options presently exercisable or exercisable within 60 days of March 1, 2023. Also, it includes 1,659 unvested shares as of March 1, 2023, through our 2015 Restricted Stock Plan which each participant has sole voting power; and excludes 16,936 restricted stock units and 20,208 performance stock units granted in 2022 and 2021 through the 2021 Omnibus Stock and Incentive Plan.

First Financial Bankshares, Inc. - 18 - 2023 Proxy Statement

(7)
Includes 8,880 shares of our common shares owned by Mr. Edwards’ spouse, 113,454 shares held by a limited partnership of which Mr. Edwards and his spouse are the general partners and of which Mr. Edwards and his spouse are also the limited partners, 39,859 shares held by a trust of which Mr. Edwards is the beneficiary and 19,480 shares that are owned by a trust in which Mr. Edwards serves as trustee and administrator to which he disclaims beneficial ownership.
(8)
Includes 560,000 shares that are owned by a private foundation for which Mr. Matthews serves as president and director to which he disclaims beneficial ownership. Also, includes 355,371 shares held by Mr. Matthews’ spouse in a grantor retained annuity trust (“GRAT”) and 355,371 shares held in a GRAT for the benefit of Mr. Matthews.
(9)
Includes 63,639 shares owned by a limited liability company that is jointly owned by Mr. Nickles and his spouse.
(10)
Includes 68,000 shares held by Mr. Trotter’s spouse.
(11)
Includes 1,481 unvested restricted shares for each director, other than Mr. Dueser, owned as of March 1, 2023, through our 2021 Omnibus Stock and Incentive Plan, which each participant has sole voting powers and vest on April 25, 2023.
(12)
Excludes shares held in the deferred compensation "Rabbi Trust" as follows, Ms. Anthony 15,875 shares, Ms. Braun 5,881 shares, Mr. Copeland 90,213 shares, Mr. Denny 21,472 shares, Mr. Edwards 75,102 shares, Dr. Jones 2,035 shares, Mr. Lancaster 33,115 shares, Mr. Matthews 80,173 shares, Mr. Nickles 8,370 shares and Mr. Trotter 72,329 shares.

Security Ownership of Certain Beneficial Owners

The following table sets forth the beneficial ownership of our common shares as of December 31, 2022, by each entity or person who is known to beneficially own 5% or more of our common shares:

	Common Shares Owned (1) as of December 31, 2022
Name and Address of Beneficial Owner	No. of Shares	Percent of Class
BlackRock, Inc. 55 East 52nd Street New York, New York 10055	14,936,110 (1)	10.50%
The Vanguard Group, Inc. 100 Vanguard Blvd. Malvern, Pennsylvania 19355	14,342,470 (2)	10.05%

(1)
This information is based solely on a Schedule 13G/A filed with the Securities and Exchange Commission on January 26, 2023, by BlackRock, Inc.
(2)
This information is based solely on a Schedule 13G/A filed with the Securities and Exchange Commission on February 9, 2023, by The Vanguard Group, Inc.

In addition, as of March 1, 2023, First Financial Trust & Asset Management Company, N.A. (the “Trust Company”), a wholly-owned subsidiary of the Company, acted as sole or co-fiduciary with respect to trusts and other accounts which owned, held or controlled in the aggregate 7,842,290 shares, or 5.50% of the outstanding common shares, of the Company over which the Trust Company had, indirectly, sole, shared or contingent authority to vote such shares. No single trust or other account held or controlled a beneficial ownership interest of 5% or more. Of these shares, the Trust Company had sole voting power with respect to 5,540,291 shares, or 3.88%, of the outstanding common shares of the Company, the Trust Company shared voting authority with respect to 170,943 shares, or 0.12% of the outstanding common shares of the Company and the Trust Company has contingent right to vote under the Company’s Employee Stock Ownership Plan up to 2,131,056 shares, or 1.49%, of the outstanding common shares of the Company. The shares held by the Trust Company which are registered in its name or in the name of its nominee, are associated with many different accounts, each of which is governed by a separate instrument or instructions that set forth the powers of the Trust Company with regard to the shares held in such accounts. The Board of Directors historically has not attempted and does not intend to attempt in the future, to exercise any power to vote such shares except as prescribed under the Company’s Employee Stock Ownership Plan for those shares allocated to the stock account of an Employee Participant under such Plan for which no voting instructions have been timely received.

See “Proposal 1—Election of Directors—Nominees” and “—Executive Officers” for information with respect to the beneficial ownership of our common shares by each director nominee and named executive officers as of March 1, 2023. In the aggregate, all director nominees and executive officers as a group (19 individuals) beneficially owned 5,862,544 shares of our common stock, or 4.11%, of our total outstanding shares, as of March 1, 2023.

First Financial Bankshares, Inc. - 19 - 2023 Proxy Statement

Director Compensation

For 2022, we had ten non-employee directors who received fees for attendance at Board of Director meetings and committee meetings. Directors who are also our executive officers or employees receive no compensation for service as members of either the Board of Directors or committees thereof. Director fees were paid as follows:

Description	Annual ($)
Annual Cash Retainer fee (paid quarterly)	50,000
Annual Restricted Share grant	60,000
Board Meeting fee	3,000
Committee Meeting fee	1,500
Lead Director fee	20,000
Chair Fee:
Audit Committee	20,000
Compensation Committee	15,000
Nominating/Corporate Governance Committee	15,000
Risk Committee	15,000

Director fees are paid in cash, but a director may elect to defer receipt of fees into a non-qualified “Rabbi Trust” wherein the funds are used to purchase Company common shares on the open market. Because these shares are held in a “Rabbi Trust,” shares under this plan are not included in the director’s shares beneficially owned as disclosed on page 19. As of December 31, 2022, the Rabbi trust held 404,565 shares in trust for the Company’s directors. On April 26, 2022, each non-employee director received 1,481 shares of Company common shares with respect to their annual $60,000 restricted share grant under the 2021 Omnibus Plan approved by shareholders on April 27, 2021. The closing Company stock price on issuance date was $40.53 and vests from issuance date to the 2023 shareholder meeting on April 25, 2023. Non-employee directors do not participate in the Company’s profit sharing or other benefits. Directors are reimbursed for actual travel costs to attend the respective meetings. In addition, a director serving on the board of a subsidiary or a regional advisory board receives director and committee fees per meeting, which are included in the table below. Director compensation for the year ended December 31, 2022, was as follows:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Total ($) (1)
April Anthony	75,500	60,000	135,500
Vianei Braun	80,100	60,000	140,100
David Copeland	121,000	60,000	181,000
Mike Denny	89,500	60,000	149,500
Murray Edwards	159,250	60,000	219,250
Eli Jones, PhD	61,750	90,500	152,250
Tim Lancaster	107,500	60,000	167,500
Kade L. Matthews	76,000	60,000	136,000
Robert Nickles	98,500	60,000	158,500
Johnny E. Trotter	83,000	60,000	143,000

(1)
During 2022, the directors did not receive option awards, non-equity incentive plan compensation, pension or deferred compensation earnings, or other compensation.

First Financial Bankshares, Inc. - 20 - 2023 Proxy Statement

CORPORATE GOVERNANCE

Overview

We have long believed that good corporate governance is important to ensure that the Company is managed for the long-term benefit of our shareholders. We periodically review our corporate governance policies and practices and compare them to those suggested by various authorities in corporate governance and the practices of other public companies. We also monitor new and proposed rules of the Securities and Exchange Commission, the Nasdaq, and the bank regulatory authorities. We may amend our governance policies and procedures when required by law, Nasdaq rules, or when we otherwise deem it prudent to do so. Each of our Audit, Compensation, and Nominating/Corporate Governance and Risk Committees has adopted a charter. Our corporate governance policies, including our code of conduct applicable to all our employees, officers, and directors, as well as the charters of our Audit, Compensation, Nominating/Corporate Governance, and Risk Committees, are available at www.ffin.com under the “Investor Relations/Shareholder Information/Governance Documents” section. Copies of these documents are also available in print to any shareholder who requests them in writing.

Board Leadership Structure and Role in Risk Oversight

We are committed to a strong, independent Board of Directors and believe that objective oversight of the performance of our management is a critical aspect of effective corporate governance. As described under “Director Independence” below, we believe that all our directors are independent apart from Mr. Dueser given his position as Chairman, President, and Chief Executive Officer. Apart from our Executive Committee, which Mr. Dueser chairs, all our committees are comprised solely of and chaired by independent directors. In addition, at each regularly scheduled Board meeting, the non-management directors meet in executive sessions without management directors.

Mr. Dueser serves as our Chairman of the Board of Directors and Chief Executive Officer of the Company. The Company believes that Mr. Dueser’s leadership has served the Company and its shareholders well and that despite Mr. Dueser's status as an executive of the Company, the overall benefit of Mr. Dueser's leadership in both roles outweighs any potential disadvantage of this structure, and that any concerns are mitigated by existing safeguards, including:

•
the designation of a Lead Independent Director with clearly defined authority, duties and responsibilities;
•
the highly regulated nature of the Company’s operations;
•
the fact that the Board is comprised of experienced and skilled directors, all of whom, other than Mr. Dueser, are independent;
•
the fact that the Board’s Audit, Compensation, Nominating/Corporate Governance and Risk Committees consist entirely of independent directors; and
•
regular reviews of the Board’s leadership structure and governance practices.

Independent Lead Director

Mr. Edwards serves as our Lead Independent Director. The Board of Directors recognizes that the Company and its shareholders are well served under corporate governance best practices through the designation and empowerment of an independent lead director for several reasons, the foremost being that Mr. Dueser, our Chairman of the Board, is a non-independent director. The independent lead director’s duties include:

•
chairing meetings of executive sessions of our Board of Directors, as well as other meetings involving non-management and independent directors;
•
presiding at meetings of the Board of Directors in the absence or at the request of the Chairman of the Board of Directors;
•
acting as a liaison between the independent directors and the Chairman of the Board of Directors;
•
approving meeting agendas;

First Financial Bankshares, Inc. - 21 - 2023 Proxy Statement

•
ensuring that appropriate information is sent to the Board of Directors;
•
providing an important communication link between the other independent directors and our shareholders; and
•
calling additional meetings of the independent directors as appropriate.

Mr. Edwards serves as a liaison between the Chairman and the independent directors, presides over executive sessions of the Board and consults regularly with the Chairman on significant corporate decisions. The Board of Directors periodically considers its structure and the role and responsibilities of the independent lead director to reflect its commitment to corporate governance best practices.

The Board of Directors, together with the Audit, Compensation, Executive, Nominating/Corporate Governance and Risk Committees, coordinate with each other to provide enterprise-wide oversight of our management and handling of risk. These committees regularly report to the entire Board of Directors on risk-related matters and provide the Board of Directors with integrated insight about our management of strategic, credit, interest rate, financial reporting, technology (including cybersecurity), liquidity, compliance, operational and reputational risks. In addition, our subsidiary bank has its own board of directors (which is comprised of the same members as the Company's Board of Directors) and audit, compensation, directors’ loan, and asset-liability management committees, which provide risk management oversight. The management and board of directors of our subsidiary bank also provide reports to our management and Board of Directors regarding risk management oversight.

In addition, the consolidation of the management of our securities portfolio, loan review, internal audit, compliance, technology, and asset-liability/liquidity management at the holding company level provides additional risk oversight, which further mitigates overall risk to the Company. The Board of Directors believes that sound credit underwriting to manage credit risk and a conservative investment portfolio to manage liquidity and interest rate risk contribute to effective oversight of the Company’s risk. Enterprise risk is monitored through our Risk Appetite Statement. Furthermore, as a financial holding company responsible for safeguarding sensitive information, our Board of Directors believes a robust cybersecurity strategy is vital to effective cyber risk management. Accordingly, our Board is actively engaged in the oversight of the Company’s cyber risk profile and key cyber initiatives.

At meetings of the Board of Directors and its committees, directors receive regular updates from management regarding risk management. Mr. Dueser and the executive officers, who are responsible for instituting risk management practices that are consistent with our overall business strategy and risk tolerance, lead management’s risk discussions at Board and committee meetings. Outside of formal meetings, the Board of Directors, its committees, and individual Board members have regular access to senior executives, including all executive officers.

Minimum Share Holdings

In October 2018, the Nominating/Corporate Governance Committee established minimum common shareholdings for its non-employee directors. Directors are required to own common shares of the Company common having a value equal to five times the annual cash retainer fee. The stock ownership level must be achieved within the later to occur of (a) October 23, 2023 (i.e., the fifth anniversary of the date of adoption of the minimum ownership guidelines), or (b) five years after their first election as a director. Directors are expected to accumulate the required number of shares ratably over the applicable five-year period. Once achieved, the minimum share ownership amount should be maintained as long as the person serves as a director of the Company.

Failure to maintain the minimum requirements of the guidelines may result in a director receiving future payments of director fees in the form of equity until he or she has satisfied the minimum ownership guidelines. The Board of Directors may also bar the director from selling Company shares until the minimum share guidelines have been achieved. On December 31, 2022, each non-employee director, except Ms. Braun and Dr. Jones, met the minimum shares holdings, including applicable phase-in periods. Ms. Braun joined the Board of Directors in January 2020 and Dr. Jones joined in January 2022 and have not yet reached their minimum stock holdings but each expects to comply over the five year period.

The complete “Stock Ownership Guidelines” can be found at www.ffin.com in the “Investor Relations/Shareholder Information/Governance Documents” section.

First Financial Bankshares, Inc. - 22 - 2023 Proxy Statement

Hedging and Pledging Policies

The provision of our insider trading policy applicable to our directors, executive officers, and certain other designated employees prohibits such person from trading in puts, calls, or other derivative securities or engaging in short sales with respect to our securities. Our insider trading policy also prohibits such persons from holding our securities in a margin account; however, in some circumstances, such persons may be permitted to pledge our securities as collateral so long as such securities are not held in a margin account.

Communications with Your Board of Directors

Shareholders may call or write to the Board of Directors at the address and phone number listed on the first page of this proxy statement. Letters addressed to individual board members and clearly marked as shareholder communications will be forwarded by the corporate secretary unopened to the individual addressee. Any letters addressed to the Board of Directors and clearly marked as shareholder communications will be forwarded by the corporate secretary unopened to the Chairman of the Board.

Director Independence

In accordance with Nasdaq rules, our Board of Directors affirmatively determines the independence of each director and each nominee for election as a director. The Board of Directors makes its determination based on the elements of independence set forth in the Nasdaq listing standards. We have not adopted any supplemental independence criteria.

Based on these standards, the Board of Directors has determined that each of the following non-employee directors is independent:

April K. Anthony	Eli Jones, Ph.D.
Vianei Lopez Braun	I. Tim Lancaster
David L. Copeland	Kade L. Matthews
Mike B. Denny	Robert C. Nickles
Murray H. Edwards	Johnny E. Trotter

All members of the Audit, Compensation, Nominating/Corporate Governance, and Risk Committees are independent under the applicable Nasdaq listing standards. Given his position as Chairman, President, and Chief Executive Officer, Mr. Dueser is not considered an independent director.

Meetings of the Board of Directors

The Board of Directors of the Company has four regularly scheduled meetings each year. In 2022, each of the directors attended at least 75% of the meetings of the Board of Directors and the committees of the Board of Directors on which such director served.

Although we do not have a formal policy regarding attendance by members of the Board of Directors at our annual meeting of shareholders, we encourage directors to attend, and historically substantially, all directors have done so. All directors attended the 2022 annual meeting of shareholders.

First Financial Bankshares, Inc. - 23 - 2023 Proxy Statement

Committees of the Board of Directors

The Board of Directors has five committees. The functions and current members of each committee are as follows:

Executive Committee. The Executive Committee acts for the Board of Directors between board meetings, except to the extent limited by our bylaws or Texas law. The current members are Messrs. Copeland, Dueser, Edwards, Lancaster, Nickles and Trotter. Mr. Dueser is the chair of the committee. The Executive Committee met four times during 2022 and once in January 2023.

Nominating/Corporate Governance Committee. Among other things, the Nominating/Corporate Governance Committee recommends director candidates to the Board of Directors. The Nominating/Corporate Governance Committee members are Messrs. Copeland, Edwards, Lancaster, Nickles, and Trotter. Mr. Edwards is the chair of the committee. The committee met twice in 2022 and met once in January 2023.

Historically, our goal has been to assemble a Board of Directors that brings diverse perspectives and skills derived from exemplary business and professional experience and diversity of backgrounds and viewpoints. Such qualifications provide sound and prudent guidance with respect to our operations and interests. Generally, the committee identifies candidates through the personal, business, and organizational contacts of the directors and management, as well as our regional advisory board members. For a description of the process of identifying and evaluating potential directors, please refer to the section of this proxy statement entitled “Identifying and Evaluating Nominees for Director” on page 9.

Our Corporate Governance Guidelines provide that an individual may not stand for election or reelection as a director upon attaining seventy-five (75) years of age. Otherwise, there are no stated minimum criteria for director nominees. We expect that the Nominating/Corporate Governance Committee will recommend nominees in the future by first evaluating the current members of the Board of Directors willing to continue in service. Current members of the board with skills and experience that are relevant to our business and who are willing to continue in service will be considered for re-nomination, balancing the value of continuity of service by existing members of the board with that of obtaining a new perspective. If any member of the board does not wish to continue in service or if the Nominating/Corporate Governance Committee of the Board of Directors decides not to re-nominate a member for re-election, we anticipate that the Nominating/Corporate Governance Committee will identify the desired skills and experience and diversity of a new nominee in light of the criteria above and begin a search for appropriately qualified individuals. To date, we have not engaged third parties to identify or evaluate or assist in identifying potential nominees, although we reserve the right in the future to retain a third-party search firm if determined by the Nominating/Corporate Governance Committee.

The Nominating/Corporate Governance Committee will consider qualified director candidates recommended by shareholders. For the 2024 annual shareholders meeting, any shareholder wishing to propose a nominee should submit a recommendation in writing to the Nominating/Corporate Governance Committee of First Financial Bankshares, Inc. at 400 Pine Street, Suite 300, Abilene, Texas 79601 at least 120 days and not more than 150 days in advance of the anniversary of the 2023 annual meeting (or as otherwise set forth in our amended and restated bylaws), including the nominee’s resume, qualifications and other relevant biographical information and providing confirmation of (1) the name and address of the shareholder giving notice, and any (x) person controlling, directly or indirectly, or acting in concert with, the shareholder, (y) any beneficial owner of the shares of the Company owned of record or beneficially by the shareholder and (z) any person controlling, controlled by or under common control with the shareholder (a “Shareholder Associated Person”), (2) for the shareholder and any Shareholder Associated Person, the number of common shares of the Company that are owned beneficially and of record and any derivatives, hedged positions, synthetic and temporary ownership techniques, swaps, securities loans, timed purchases and other economic and voting interests or similar positions, securities or interests with respect to our securities, (3) the nominee’s consent to serve as a director and acknowledgement that the nominee will comply with our amended and restated bylaws, code of business conduct and ethics, corporate governance handbook and any other applicable rules, regulations, policies or standards of conduct applicable to the Board of Directors and its members, (4) a description of all relationships, arrangements or understandings between the shareholder and any Shareholder Associated Person, on the one hand, and the nominee, the nominee’s affiliates or associates or others acting in concert with the nominee, on the other hand, (5) a description of the nominee’s background and experience and the reasons why the nominee meets the standards for director nominees set forth in our corporate governance practices, (6) a completed independence questionnaire regarding the nominee, which may be obtained from the Secretary of the Company, (7) a written representation from the nominee that they do not have, nor will they have,

First Financial Bankshares, Inc. - 24 - 2023 Proxy Statement

any undisclosed voting commitments or other arrangements with respect to their actions as a director and (8) any other information regarding the nominee or shareholder that would be required to be included in a proxy statement relating to the election of directors. Qualified candidates recommended by our shareholders will be evaluated on the same basis as candidates recommended by our officers, directors, and other sources.

The Company is committed to promoting diversity and inclusiveness in identifying candidates for Board service and in the overall makeup of the Board and is committed to including in each candidate search qualified individuals who reflect diverse skills, professional disciplines, and backgrounds, including race, gender, and ethnic diversity. Our Nominating/Corporate Governance Committee is also responsible for overseeing our strategy and initiatives regarding ESG matters and promoting a culture of corporate social responsibility consistent with the Company’s mission and vision.

Audit Committee. Among other things, the Audit Committee reviews the scope and results of the annual audit by our independent auditors and receives and reviews internal and external audit reports. The committee also monitors the qualifications, independence, and performance of our independent auditor and internal auditors. Its members include Ms. Anthony and Messrs. Copeland, Denny, and Lancaster. Mr. Copeland is the chairman of the committee. The Audit Committee met five times in 2022, once in January 2023 and once in February 2023. The Board of Directors has determined that it believes all Audit Committee members are financially literate under the current listing standards of Nasdaq. The Board of Directors also believes Mr. Copeland and Ms. Anthony qualify as an “audit committee financial expert” as defined by the Securities and Exchange Commission rules adopted pursuant to the Sarbanes-Oxley Act of 2002.

Compensation Committee. The members of the Compensation Committee include Ms. Braun, Dr. Jones and Messrs., Lancaster, Matthews, and Trotter. Mr. Lancaster is the chairman of the committee. All committee members are deemed to be independent. In determining the independence of the members, the Board of Directors has used independence requirements specified by Nasdaq Rule 5605(d)(2)(A) and has applied this definition consistently to all committee members. The committee meets as needed during the year but generally meets four to five times per year. The Compensation Committee met four times during 2022, twice in January 2023 and once in March 2023. The Compensation Committee charter can be found on our website at www.ffin.com in the “Investor Relations/Shareholder Information/Governance Documents” section.

The Compensation Committee is responsible for making recommendations to the Board of Directors concerning compensation matters for the Company’s executive officers and directors. Executives of the Company are integral in the compensation process for the Company; however, the committee determines all elements of pay for the Chairman, President, and Chief Executive Officer. With the assistance of the Chief Financial Officer and the human resources department, the Chairman, President, and Chief Executive Officer makes recommendations for all Company executives, including the named executive officers, to the committee for their review and approval. For the named executive officers, the committee develops compensation recommendations to the full Board of Directors for approval.

The Compensation Committee also oversees the administration of employee benefits and benefit plans for the Company and its subsidiaries, including our profit sharing and flexible spending plans as well as our 2021 Omnibus Plan, 2015 Restricted Stock Plan, and 2012 Incentive Stock Option Plan for key employees. The committee delegates day-to-day administration of the clerical elements of these programs to the human resources department, Trust Company as trustee of the profit sharing plans, and other executive officers overseeing the equity plans.

The agenda for meetings of the Compensation Committee is set by its chairman, acting with the assistance of the Company’s Chairman, President, and Chief Executive Officer, and Chief Financial Officer. At each meeting, the committee meets in executive sessions without management or any non-independent directors. In making compensation decisions, the Compensation Committee obtains information from a variety of public sources and considers the recommendations of the Company’s management, human resources department, and trust company. The committee makes periodic reports to the full Board of Directors.

The Compensation Committee has from time to time engaged compensation consultants from outside the Company, and the committee has the right under its charter to engage compensation consultants or other outside advisors, including legal counsel if it so chooses, subject to ratification by the Board of Directors, and only after consideration of the factors listed in Nasdaq Rule 5605(d)(3)(D). The committee may retain, terminate, and approve professional fees (subject to ratification by the Board of Directors) related to compensation consultants or other advisors as appropriate. In 2020, the Compensation Committee retained Pearl Meyer to assist the Company in addressing

First Financial Bankshares, Inc. - 25 - 2023 Proxy Statement

compensation and benefits to executive officers and outside directors of the Company. Prior to their engagement, the Compensation Committee confirmed that Pearl Meyer did not have any known potential or actual conflicts of interest with the Board of Directors or the Company.

Risk Committee. The members of the Risk Committee include Ms. Braun and Messrs. Copeland, Edwards, Matthews, and Nickles. Mr. Nickles is the chairman of the committee. The Board formed the Risk Committee in 2021, and the Committee met for the first time in January 2022 and a total of four times in 2022 and once in January 2023. The purpose of the Risk Committee of the Board of Directors of First Financial Bankshares, Inc. is to assist the Board in its oversight of the Company’s overall risk framework, risk appetite, and the senior management’s identification, measurement, monitoring, and controlling key risks facing the Company and its subsidiaries.

Compensation Committee Interlocks and Insider Participation

No person who served as a member of the Compensation Committee was, during 2022, an officer or employee of the Company or any of its subsidiaries or had any relationship requiring disclosure in this proxy statement. However, certain of the Compensation Committee members (or related entities) maintained loans from subsidiaries during 2022. The loans were made in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions on an arms-length basis and did not involve more than the normal risk of collectability or present other unfavorable features to the subsidiary bank. None of our executive officers served as a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire Board of Directors) or director of another entity, one of whose executive officers served as a member of our Board of Directors.

Management Succession Planning

Management succession planning is a priority of the Company as it allows the Company to provide continuity in leadership. The Company’s succession plan is designed to identify and prepare a diversified group of candidates for high-level management positions that become vacant as a result of retirement, resignation, death, disability, or the pursuit of new business opportunities. On at least an annual basis, management assesses (and reports to the Board of Directors) the leadership needs of the Company to ensure the selection of qualified leaders who are diverse and possess the necessary skills to serve as a member of the Company’s senior staff. Management is responsible for the Company’s succession planning for each member of senior staff, required regulatory position, and other critical roles, identifying potential candidates to fill future vacancies in those positions. When making succession plans, and in order to create a diverse pool of applicants, the Company will strive to promote a diverse pool of candidates for employment, including women and minorities.

First Financial Bankshares, Inc. - 26 - 2023 Proxy Statement

PROPOSAL 2 – RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Audit Committee of your Board of Directors has selected Ernst & Young LLP to serve as our independent auditors for the year ending December 31, 2023, and to serve until the next annual meeting in April 2024. Ernst & Young LLP has served as the Company’s independent auditors since 2002. We have been advised by Ernst & Young LLP that neither its firm nor any of its members has any financial interest, direct or indirect, in us, nor has had any connection with us or any of our subsidiaries in any capacity other than independent auditors. The Board of Directors recommends that you vote for the ratification of the selection of Ernst & Young LLP. Shareholder ratification of the selection of Ernst & Young LLP as our independent auditors is not required by our certificate of formation, bylaws, or otherwise.

Independent Registered Public Accounting Firm

We retained Ernst & Young LLP to serve as our independent registered public accounting firm for 2022 and 2021. The aggregate fees billed for each of the last two fiscal years for professional services rendered by Ernst & Young LLP, the principal auditors who performed the audit of our annual financial statements, review of the quarterly financial statements, and audit of internal controls, were as follows:

	Year ended December 31,
	2022	2021
Audit Fees	$1,052,200	$976,391
Audit Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

Our Audit Committee has adopted a policy that requires advance approval of all audit, audit-related, tax services, and other services performed by the independent auditor. The policy provides for pre-approval by the Audit Committee of specifically defined audit and non-audit services. Except as permitted under Rule 2-01 of Securities and Exchange Commission Regulation S-X, unless the specific service has been previously pre-approved with respect to that year, the Audit Committee must approve the permitted service before the independent registered public accounting firm is engaged to perform it. The Audit Committee has delegated to its Chairman the authority to approve permitted services provided that the Chairman reports such decisions to the committee at its next scheduled meeting.

Nevertheless, your Board of Directors is submitting this matter to the shareholders in conformance with the practices of good corporate governance. If the shareholders do not ratify the appointment of Ernst & Young LLP, then the appointment of independent auditors will be reconsidered by our Audit Committee. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent audit firm at any time during the year if it is determined that such a change would be in the best interests of the Company and its shareholders. Representatives of Ernst & Young LLP are expected to be present at the annual shareholders' meeting, and they may have the opportunity to make a statement if they desire to do so and to respond to appropriate questions.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY’S INDEPENDENT AUDITORS FOR THE YEAR ENDING DECEMBER 31, 2023.

First Financial Bankshares, Inc. - 27 - 2023 Proxy Statement

PROPOSAL 3 – ADVISORY, NON-BINDING VOTE ON THE COMPENSATION OF NAMED EXECUTIVE OFFICERS

Pursuant to the Securities and Exchange Commission rules adopted under the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), we are conducting a shareholder advisory vote on the compensation paid to our named executive officers. Although the vote is advisory and is not binding on the Board of Directors, the Company, or the Compensation Committee, the Board’s Compensation Committee will take into account, among other criteria, the outcome of the vote when considering future executive compensation decisions.

This proposal, commonly referred to as a “say-on-pay” proposal, gives our shareholders the opportunity to express their views on the compensation of our named executive officers and the executive compensation philosophy, policies, and programs described in this proxy statement. We ask that you support the compensation of our named executive officers as disclosed under the heading “Executive Compensation,” including the “Compensation Discussion and Analysis” section and the accompanying compensation tables and related narrative disclosure.

As described in the Compensation Discussion and Analysis section, we seek to provide a compensation package that attracts and retains executive talent, provides rewards for superior performance, and produces consequences for underperformance. We believe that our compensation program strikes the appropriate balance between utilizing responsible, measured pay practices and effectively incentivizing our named executive officers to dedicate themselves fully to value creation for our shareholders.

You are encouraged to read the detailed information under “Executive Compensation” beginning on page 32 of this proxy statement for additional details about our executive compensation programs. We believe shareholders should consider the following in determining whether to approve this proposal:

•
each member of our Compensation Committee is independent under the applicable Nasdaq rules;
•
the Compensation Committee continually monitors our performance and adjusts compensation practices accordingly;
•
all award agreements, after October 2016, evidencing awards granted under the 2012 Incentive Stock Option Plan, the 2015 Restricted Stock Plan, or the 2021 Omnibus Stock and Incentive Plan include a compensation recoupment (“clawback”) provision; and
•
all bonuses and awards are subject to repayment or forfeiture pursuant to the Company’s Compensation Recovery Policy, as further discussed on page 42, should the Company be required to prepare an accounting restatement.

Shareholder advisory votes on executive compensation currently take place on an annual basis.

The Board of Directors strongly endorses the Company’s executive compensation program and recommends that shareholders vote in favor of the following resolution:

RESOLVED, that the shareholders of First Financial Bankshares, Inc. hereby approve, on an advisory basis, the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K in the Company’s Proxy Statement for the 2023 Annual Meeting of Shareholders, including the Compensation Discussion and Analysis compensation tables and narrative discussion.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE RESOLUTION RELATED TO THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS.

First Financial Bankshares, Inc. - 28 - 2023 Proxy Statement

PROPOSAL 4 – ADVISORY, NON-BINDING VOTE ON FREQUENCY OF THE ADVISORY VOTE ON EXECUTIVE COMPENSATION

Pursuant to the Securities and Exchange Commission rules adopted under the Dodd-Frank Act, we are conducting a shareholder advisory vote on the frequency of the “say-on-pay vote” contained in Proposal 3. This shareholder advisory vote is required to be conducted every six years.

In particular, we are asking whether shareholders would prefer that the “say-on-pay” advisory vote occur every three years, every two years or every year. However, because the vote is advisory, it is not binding on the Board or the Company in any way, but will be considered in setting the frequency in the future.

At our 2017 shareholders meeting, which was the last time our shareholders voted on the frequency of the say-on-pay advisory vote, our shareholders selected “every year” as their preference by a vote of 65.4% of votes cast. The “every two years” option received 1.0% and the “every three years” option received 33.6%.

After consideration of this proposal, the Board has again determined that an advisory vote that occurs every year is the most appropriate alternative for the Company, and therefore, the Board recommends that you vote for a one-year interval for the advisory vote on executive compensation. Please note that you are not being asked to approve or disapprove the Board’s recommendation, but rather to indicate your own choice of one, two or three years for this proposal.

In formulating its recommendation, the Board considered that an annual advisory vote on executive compensation will allow the Company’s shareholders to provide us with their direct input on our compensation philosophy, politics and practices as disclosed in the proxy statement each year. Additionally, an annual advisory vote is consistent with the Board’s desire to implement “best practices” with respect to corporate governance. We understand that shareholders may have different views as to what is the best approach for the Company, and we look forward to again hearing from shareholders on this proposal.

When casting your vote on your preferred voting frequency for advisory vote of named executive officer compensation, you may choose one of the following four options: “every year,” “every two years,” “every three years,” or “abstain”:

RESOLVED, that the option of once every year, two years or three years that receives the highest number of votes cast for this resolution will be determined to be the preferred shareholder frequency with which the Company is to hold an advisory vote of the shareholders on the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis compensation tables and narrative discussion.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE “SAY-ON-PAY VOTE” BE VOTED ON “EVERY (1) YEAR”

First Financial Bankshares, Inc. - 29 - 2023 Proxy Statement

EXECUTIVE OFFICERS

Set forth in the following table are our named executive officers for 2022, the number of years they have served in their current position, their principal occupation, and the number of our common shares beneficially owned by each of them as of March 1, 2023. Except as otherwise indicated, the named executive officer has sole voting and investment power with respect to the shares he holds. The address for each individual is 400 Pine Street, Abilene, Texas, 79601.

Name	Age	Office	Years Served in Such Office	Principal Occupation During Past 5 Years	Shares Beneficially Owned		Percent of Shares Outstanding (1)
F. Scott Dueser	69	Chairman of the Board, President, and Chief Executive Officer	22	Chairman, President and Chief Executive Officer of First Financial Bankshares, Inc. and First Financial Bank, N.A.**	2,103,120	(2)(3)(4)(5)(6)	1.47%
Ronald D. Butler, II	63	Executive Vice President and Chief Administrative Officer	11	Executive Vice President and Chief Administrative Officer of First Financial Bankshares, Inc and First Financial Bank, N.A.**.; Chairman and Chief Executive Officer of Abilene Region of First Financial Bank, N.A.**	226,900	(3)(4)(5)(6)(7)	*
James R. Gordon	57	Former Executive Vice President and Chief Financial Officer	3	Former Executive Vice President and Chief Financial Officer of First Financial Bankshares, Inc. and First Financial Bank, N.A.** since May 2020; and Executive Vice President and Chief Financial Officer of FB Financial Corporation (“FBK”) and FirstBank from 2016 to May 2020.	-	(8)	*
T. Luke Longhofer	40	Executive Vice President and Chief Lending Officer	4	Execitive Vice President and Chief Lending Officer since 2022; Former Executive Vice President and Chief Credit Officer from 2018 to 2022; and Loan Review Manager from October 2010 to 2018 of First Financial Bankshares, Inc. and First Financial Bank, N.A.*	43,279	(3)(4)(5)(6)	*
Kirk W. Thaxton	62	Chairman, President, and Chief Executive Officer, First Financial Trust & Asset Management Company, N.A.	16	Chairman, President and Chief Executive Officer, First Financial Trust & Asset Management Company, N.A.**	166,061	(3)(4)(5)(6)(7)	*

* Less than 1%

** A wholly-owned subsidiary of the Company

F. Scott Dueser	Ronald D. Butler II	T. Luke Longhofer	Kirk W. Thaxton

First Financial Bankshares, Inc. - 30 - 2023 Proxy Statement

(1)
Based on 142,701,931 common shares outstanding as of March 1, 2023.
(2)
Includes 496,004 shares that are owned by a family limited partnership of which Mr. Dueser serves as the manager and general partner and to which he disclaims beneficial ownership with respect to 372,003 shares; 448,310 shares owned by a second family limited partnership of which Mr. Dueser serves as the manager and general partner and to which he disclaims beneficial ownership with respect to 319,636 shares; and 959,604 shares held by several trusts of which Mr. Dueser is the trustee, settlor, and beneficiary.
(3)
Includes shares indirectly owned as of March 1, 2022, through our employee stock ownership plan portion of the profit sharing plan, which each participant has sole voting power, as follows: Mr. Dueser – 212,443 Mr. Butler – 41,682, Mr. Longhofer - 3,080, and Mr. Thaxton – 31,875.
(4)
Includes 3,695, 41,283, 14,193 and 45,903 shares of our common shares issuable upon exercise of options presently exercisable or exercisable within 60 days of March 1, 2023, for Messrs., Dueser, Butler, Longhofer and Thaxton, respectively.
(5)
Includes unvested shares owned as of March 1, 2023, through our 2015 Restricted Stock Plan which each participant has sole voting powers, as follows: Mr. Dueser – 1,659 Mr. Butler – 830, Mr. Longhofer - 552 and Mr. Thaxton – 830.
(6)
Excludes restricted stock units and performance stock units granted in 2022 and 2021 through the 2021 Omnibus Stock and Incentive Plan as follows: Mr. Dueser – 16,936 and 20,208, Mr. Butler – 2,831 and 3,399, Mr. Longhofer - 1,612 and 1,875 and Mr. Thaxton – 2,079 and 2,479, respectively.
(7)
Mr. Butler and Mr. Thaxton have pledged Company stock owned by them totaling 143,109 shares and 51,364 shares, respectively, related to their exercise of stock options.
(8)
Mr. Gordon is our former Chief Financial Officer, who resigned on January 9, 2023. We have no information regarding Mr. Gordon’s holdings of the Company as of March 1, 2023. The Company appointed Michelle S. Hickox as Executive Vice President and Chief Financial Officer on January 9th, 2023.

Set forth in the following table are our other current executive officers, the number of years they have served in their current position, and their principal occupation.

Name	Age	Office	Years Served in Such Office	Principal Occupation, During Past 5 Years
David W. Bailey	39	Executive Vice President, Commercial Banking	2

Executive Vice President, Commercial Banking since October 2021; Senior Lender of Abilene Region from 2020 to 2021, and CEO (2020) and President (until 2020) of the Eastland Region of First Financial Bank, N.A.*

J. Kyle McVey	36	Executive Vice President and Chief Accounting Officer	2	Executive Vice President, Chief Accounting Officer of First Financial Bankshares, Inc, and First Financial Bank, N.A. *
Randy A. Roewe	55	Executive Vice President and Chief Risk Officer	7	Executive Vice President and Chief Risk Officer of First Financial Bankshares, Inc. and First Financial Bank, N.A.*
John J. Ruzicka	65	Executive Vice President and Chief Information Officer	4

Executive Vice President and Chief Information Officer of First Financial Bankshares, Inc., Chairman, President, and CEO of First Financial Technology Services, Inc.* since 2018; and Senior Vice President and Director of User Applications of Heartland Financial USA, Inc. from 2017 to 2018.

* A wholly-owned subsidiary of the Company

David W. Bailey	J. Kyle McVey	Randy A. Roewe	John J. Ruzicka

First Financial Bankshares, Inc. - 31 - 2023 Proxy Statement

EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

This Compensation Discussion and Analysis is included to provide the material information necessary for our shareholders to understand the objectives and policies of our compensation program for our named executive officers. The following executives were our “Named Executive Officers” for 2022:

Named Executive Officer	Title

F. Scott Dueser	Chairman, President, and Chief Executive Officer of First Financial Bankshares, Inc. and First Financial Bank, N.A.

Ronald D. Butler, II

Executive Vice President and Chief Administrative Officer of First Financial Bankshares, Inc. and First Financial Bank, N.A.; Chairman and Chief Executive Officer of First Financial Bank, N.A., Abilene Region

James R. Gordon (1)	Former Executive Vice President and Chief Financial Officer of First Financial Bankshares, Inc. and First Financial Bank, N.A.

T. Luke Longhofer	Executive Vice President, Chief Lending Officer of First Financial Bankshares, Inc.

Kirk W. Thaxton	Chairman, President, and Chief Executive Officer, First Financial Trust & Asset Management Company, N.A.

(1) Mr. Gordon resigned effective January 9, 2023. The Company appointed Michelle S. Hickox as Executive Vice President and Chief Financial Officer effective as of January 9, 2023.

EXECUTIVE SUMMARY

2022 Selected Business Highlights

Total Shareholder Return (“TSR”). The graph below shows our TSR, showing the actual return of our stock price with dividends reinvested, expressed as a cumulative return to our shareholders over the past decade. As illustrated, a $100 investment in First Financial Bankshares, Inc. (“FFIN”) common stock on December 31, 2012, would be valued at $418 as of December 31, 2022, which outperformed the financial services industry over the period, as measured by the S&P 500 Financials Index, S&P U.S. BMI Bank Index, and the KBW NASDAQ Regional Bank Index (“KRX”) as well as the broader S&P 500 Index.

10-Year TSR Performance
First Financial Performance
Index Value
700
600
500
400
300
200
100
0
12/31/12
12/31/13
12/31/14
12/31/15
12/31/16
12/31/17
12/31/18
12/31/19
12/31/20
12/31/21
12/31/22
First Financial Bankshares, Inc.
KBW Nasdaq Regional Banking Index
S&P 500 Index
S&P 500 Financials Index
S&P U.S. BMI Banks Index

First Financial Bankshares, Inc. - 32 - 2023 Proxy Statement

	TSR for the Period Ending 12/31/22
Index	1-Year	3-Year	5-Year	10-Year
First Financial Bankshares, Inc.	(31)%	3%	65%	318%
KBW Nasdaq Regional Banking Index	(7)%	16%	19%	167%
S&P 500 Index	(18)%	25%	57%	227%
S&P 500 Financials Index	(11)%	19%	36%	215%
S&P U.S. BMI Banks Index	(17)%	(2)%	13%	167%

Source: S&P Global Market Intelligence 2023

©2023

Financial Highlights. To provide a backdrop for executive pay decisions for 2022, the following key operating metrics and financial highlights provide an overview for our operating results:

•
Our 2022 net income reflected our 36th consecutive year of annual earnings growth. Net income for 2022 was $234.48 million, up $6.91 million, or 3.04 percent, over 2021, representing earnings per diluted share of $1.64 in 2022 and $1.59 in 2021.

NET INCOME (in thousand)	DILUTED EARNINGS PER SHARE	DIVIDENDS PER SHARE

2018
$0.41
2019
$0.47
2020
$0.51
2021
$0.58
2022
$0.66

•
Total assets decreased slightly to $12.97 billion, while loans held-for investment increased to $6.44 billion and deposits increased to $11.01 billion.

TOTAL ASSETS (in billion)	LOAN, HEAD-FOR-INVESTMENT (in billion)	TOTAL DEPOSITS (in billion)

•
Our earnings reflect a return on average assets of 1.76 percent and a return on average equity of 16.72 percent for 2022.

RETURN ON AVERAGE ASSETS	RETURN ON AVERAGE EQUITY

First Financial Bankshares, Inc. - 33 - 2023 Proxy Statement

•
Our net interest margin (tax equivalent) was 3.29 percent, while our efficiency ratio decreased to 43.30 percent.

NET INTEREST MARGIN	EFFICIENCY RATIO

•
Our provision for credit losses was $17.43 million in 2022 compared to a reversal of provision for credit losses of $1.14 million in 2021. In 2022, the Company realized net recoveries as a percentage of average loans of 0.01 percent compared to net charge-offs 0.02 percent for 2021, while nonperforming assets as a percent of loans held-for-investment and foreclosed and decreased to 0.38 percent as of December 31, 2022, from 0.63 percent as of December 31, 2021.
•
Our Trust Company grew the market value of assets managed to $8.75 billion in 2022 while trust fees increased to $40.00 million, up 10.65 percent.

TRUST ASSET MARKET VALUE (in billion)	TRUST FEES (in billion)

Strategic/Non-Financial Highlights.

•
In February 2023, Forbes magazine named First Financial Banks, the number two bank in the country out of the 100 largest publicly traded US banks and thrifts, based on 9 metrics, measuring our credit quality and profitability.
•
We continue to focus on diversity through the recent appointment of our Executive Vice President and Chief Financial Officer, Michelle S. Hickox; and election of Dr. Jones, our first African-American director, to our Board of Directors.
•
We are evaluating and improving internal processes through technology by implementing new loan and deposit account platforms as well as a new trust platform. These projects will eliminate manual processes, make us more efficient and allow us to continue to grow and meet customer needs.
•
We have continued to emphasize and improve financial services offered in majority minority and underserved areas in our communities.

2022 Say on Pay Results and Shareholder Engagement

Say-on-Pay Considerations. The Compensation Committee monitors the results of the annual advisory "say-on-pay" proposal and incorporates such results as one of many factors considered in connection with the discharge of its responsibilities, although no such factor is assigned a quantitative weighting. Because a substantial majority (99.0% of votes cast) of our shareholders approved the compensation program described in our proxy statement in 2022, the Compensation Committee did not implement changes to our executive compensation program as a result of the shareholder advisory vote.

First Financial Bankshares, Inc. - 34 - 2023 Proxy Statement

Shareholder Outreach. We value the opinion of our shareholders and look forward to a continued, open conversation on compensation and related matters, and other issues relevant to our business. We want our shareholders to fully understand our rationale for our approach to executive compensation, and we want to understand the views and concerns of our shareholders. Although our current executive compensation program contains continuations or versions of arrangements that were put in place historically, we continue to evolve the design and features based on current best practices and shareholder feedback.

Overall Summary of Key Compensation Governance Features

What We Do
✓	Pay for performance	✓	Conduct an annual “say on pay” vote
✓	Establish maximum short-term and long-term performance-based incentive payouts	✓	Conduct ongoing shareholder outreach and communications
✓	Grant one-third of our long-term incentives in performance-based awards, starting in 2021	✓	Conduct a periodic risk assessment of our compensation programs
✓ ✓	Grant one-third of our long-term incentives in stock options Grant one-third of our long-term incentives in restricted stock units with a three-year vesting period	✓ ✓ ✓	Engage an independent compensation consultant that provides no other services to the Company– Pearl Meyer Have an independent compensation committee Compensation clawback and recoupment policy
✓	Require our executive officers to own a meaningful amount of stock through established stock ownership guidelines	✓	Noncompetition and non-solicitation terms required with equity grants

What We Don’t Do
✗	Hedging of Company stock by executive officers	✗	Repricing of stock options
✗	Issue employment agreements with tax gross-up features	✗	We do not provide excessive perquisites

First Financial Bankshares, Inc. - 35 - 2023 Proxy Statement

WHAT GUIDES OUR COMPENSATION PROGRAM

Compensation Philosophy & Objectives

The Compensation Committee’s philosophy is to provide a compensation package that attracts and retains executive talent, provides rewards for superior performance, and discourages underperformance. It is also the Compensation Committee’s practice to provide a balanced mix of short- and long-term compensation and cash and equity-based compensation that the committee believes appropriate to mitigate excessive risk-taking and align the short- and long-term interests of the Company’s executives with that of its shareholders and encourage executives to participate and perform as equity owners of the Company.

We believe that to attract and retain the quality of executive talent necessary to achieve our long-term strategic business goals; we must offer a competitive compensation package to our executives. The Compensation Committee seeks to attract executive talent by offering competitive base salaries, annual performance incentive opportunities, and long-term awards under the Company’s long-term incentive programs (including profit sharing, employee stock ownership plan, restricted stock units (“RSUs”) and performance stock units (“PSUs”), and stock options). The Compensation Committee reviews the range of total compensation in the market for various positions. Executive compensation is based on factors including the competitive market for talent, responsibilities, skills, experience, and performance. We consider the executive’s scope of responsibilities, skills and experience, overall Company performance, and the Board of Directors’ evaluation of the executive’s individual performance. Based on our business strategy and the results we expect from our executives, we attempt to blend their compensation pay between short- and long-term pay as well as the mix of cash and equity compensation to promote our short- and long-term business objectives. We believe the design of our compensation programs and the amounts paid have been and continue to be appropriate and reasonable. We continually review our programs to ensure they are aligned with our business objectives and shareholder interests.

It is the Compensation Committee’s practice to provide incentives that promote both the short- and long-term financial objectives of the Company. To motivate our executives to achieve our strategic business goals, we offer the opportunity to earn the targeted level of pay through incentive compensation that correlates to the Company’s short- and long-term performance. These incentives are based on financial and investment metrics underlying Company performance, including earnings growth, return on assets, return on equity, net interest margin, credit quality metrics, and efficiency ratio. Annual bonuses reward achievement of short-term objectives based on the Company’s operational business plan that are established to encourage our executives to make decisions currently that promote shareholder value. Long-term incentive programs encourage executives to focus on the Company’s long-term strategic goals, which are catalysts to drive sustainable long-term shareholder value while accomplishing a high level of retention of our executives. Our compensation program also accounts for individual performance, which enables the Compensation Committee to differentiate among executives and emphasize the link between personal performance and compensation.

First Financial Bankshares, Inc. - 36 - 2023 Proxy Statement

Key Elements of Executive Compensation

Compensation Element	How Paid	Purpose

Base Salary	Cash (fixed payments)	Provides a competitive base salary relative to similar positions in the market to attract and retain highly skilled executive talent

Short-term Incentives	Cash (variable/performance)	Focus on achieving predetermined annual financial performance and other strategic objectives supporting growth, profitability, and returns for our shareholders

Long-term Incentives	Equity Grants - Options - RSUs - PSUs

Focus on incentives for executives to reach financial goals and align their long-term economic interests with those of stockholders through meaningful use of a mix of equity incentives; including stock price appreciation in the case of stock options

Other Benefits	SERP (deferred) 401(k) Profit Sharing Plan ESOP	Provide retirement security and wealth accumulation through employer contributions and employee deferrals of compensation as well as retirement benefits and additional stock ownership

CEO	Other NEOs

Compensation Decision-Making Process

Role of Compensation Committee. Our Compensation Committee has the primary responsibility for approving our compensation philosophy and programs as they relate to our executive officers, including the named executive officers (“NEOs”). The Compensation Committee is comprised of independent, non-employee members of the Board of Directors. The Compensation Committee works very closely with the independent consultant and management to examine the effectiveness of the Company’s executive compensation program throughout the year. Details of the Committee’s authority and responsibilities are specified in the Compensation Committee’s Charter, which is available on our website at www.ffin.com in the “Investor Relations/Shareholder Information/Governance Documents.”

The Compensation Committee makes all final compensation and equity award decisions regarding our executive officers, except for the Chief Executive Officer (“CEO”), whose compensation is determined by the independent members of the full Board of Directors, based upon recommendations of the Compensation Committee.

First Financial Bankshares, Inc. - 37 - 2023 Proxy Statement

Role of Senior Management. Members of our management team attend regular meetings where executive compensation, Company, and individual performance, and competitive compensation levels and practices are discussed and evaluated. The Committee and subsequently the independent members of the Board of Directors review the CEO’s performance and make all final determinations regarding the CEO's compensation after conducting their review; for other executive officers, the Committee reviews the CEO’s assessment of their performance and proposed pay decisions. Only the Committee members are allowed to vote on decisions regarding executive officer compensation.

Role of the Independent Consultant. The Compensation Committee has the sole authority to retain, terminate, obtain advice from, oversee, and compensate its outside advisors, including its compensation consultant. The Compensation Committee has the funding it needs for these purposes.

The Compensation Committee retained Pearl Meyer in 2022 to serve as its independent executive compensation consultant. The services provided by Pearl Meyer include advising the Compensation Committee on the principal aspects of the executive compensation program and evolving best practices, and providing market information and analysis regarding the competitiveness of our program design and awards in relation to our performance.

None of the Company’s management team participated in the Compensation Committee’s decision to retain Pearl Meyer. Pearl Meyer reports directly to the Compensation Committee, and the Compensation Committee may replace Pearl Meyer or hire additional consultants at any time.

The Compensation Committee regularly reviews the services provided by its outside consultants and believes that Pearl Meyer is independent in providing executive compensation consulting services. The Compensation Committee conducted a specific review of its relationship with Peal Meyer in 2022 and determined that Pearl Meyer’s work for the Compensation Committee did not raise any conflicts of interest, taking into account the “independence factors” identified by the SEC and Nasdaq. The Compensation Committee continues to monitor the independence of its compensation consultant on a periodic basis.

In 2022, Pearl Meyer prepared an executive compensation report with regard to the named executive officers and provided information on market practices for executive and outside director compensation.

Role of Competitive Benchmarking. The Compensation Committee measures the Company’s senior management compensation levels with comparable compensation levels in industry benchmark studies and peer group data. We use survey data to benchmark our executive positions to those at other banking institutions with total asset sizes similar to ours.

The Compensation Committee evaluates the Company's named executive officer compensation levels with comparable compensation levels for a peer group of comparable banks based on asset size, geography and operations. The peer group companies considered by the Compensation Committee are:

•	FB Financial Corporation	•	Origin Bancorp, Inc.	•	Southside Bancshares, Inc.
•	Hilltop Holdings, Inc.	•	Prosperity Bancshares Corporation	•	Stellar Bancorp, Inc.
•	Home Bancshares, Inc.	•	Renasant Corporation	•	Trustmark Corporation
•	Independent Bank Group, Inc.	•	ServisFirst Bancshares, Inc.	•	Triumph Bancorp, Inc.
•	International Bancshares Corporation	•	Simmons First National Corporation	•	Veritex Holdings, Inc.
•	National Bank Holding Corporation

First Financial Bankshares, Inc. - 38 - 2023 Proxy Statement

2022 EXECUTIVE COMPENSATION PROGRAM – DETAILED ANALYSIS

The following is a summary of the elements of compensation provided to our Chief Executive Officer and other named executive officers. Further details and disclosures of each of these elements can be found in the tabular disclosures that follow.

Base Salary

Base salaries paid to our executives competitively compensate them for the experience and skills needed to perform their current roles, as well as reward their prior individual performance. We seek to provide our senior management with a level of assured cash compensation in the form of base salary that reflects their professional status, accomplishments, and experience. In January 2022, effective March 1, 2022, based on its review of the competitive market data, the Compensation Committee increased the base salary for each named executive officer as follows:

	2022 Base Salary	% Increase
Dueser	$1,125,000	1.96%
Butler	$600,000	5.26%
Gordon	$620,000	0.00%
Longhofer	$385,000	16.67%
Thaxton	$453,000	2.95%

Additionally, the Compensation Committee met in January 2023 and approved base salaries for 2023 for the named executive officers, effective March 1, 2023, as follows: Mr. Dueser - $1,181,250 Mr. Butler - $630,000, Mr. Longhofer - $405,000 and Mr. Thaxton - $467,000. Mr. Gordon resigned from the Company on January 9, 2023 and was replaced by Ms. Michelle Hickox whose 2023 base salary was set at $620,000.

Short-term Incentives (Cash Bonus)

For the fiscal year 2022, the annual and actual incentive targets in dollars and percentages for the named executive officers were as follows:

Named Executive Officer	Target Incentive of Base Salary (%)	Target Incentive ($)	Actual Incentive to Base Salary (%)	Actual Incentive ($)	Actual to Target (%)
Dueser	90	1,012,500	51.00	573,750	56.67
Butler	50	300,000	27.00	162,000	54.00
Gordon	50	310,000	27.00	167,400	54.00
Longhofer	40	154,000	24.00	92,400	60.00
Thaxton	50	226,500	70.00	317,100	140.00

We offer a short-term incentive plan that provides senior management with an opportunity to receive a cash bonus based on a sliding scale upon accomplishment of pre-determined performance goals. For 2022, the range of target awards for the named executive officers of the Company was 40 percent of the executive’s base salary, up to a maximum of 110 percent, representing an increase from 35 percent and 80 percent, respectively, in the prior year. In 2022, the metrics set for the named executive officers were those believed to be generally controllable by the respective named executive officer and which the Compensation Committee believed would result in increased shareholder value if achieved.

For 2022, the metrics for Mr. Dueser’s, Mr. Gordon’s, and Mr. Butler’s bonus goals and amounts earned were as follows:

		Sliding Scale
	% of Bonus	Threshold	Lower	Target	Upper	Maximum	2022 Actual	Dueser Bonus	Gordon Bonus	Butler Bonus
Earnings Growth	40%	5.00%	6.00%	7.00%	8.00%	10.00%	3.04%	$—	$—	$—
Return on Assets	30%	1.75%	1.775%	1.80%	1.825%	1.85%	1.76	236,250	55,800	54,000
Return on Equity	20%	12.50%	12.70%	13.00%	13.20%	13.50%	16.72%	247,500	86,800	84,000
Efficiency Ratio	10%	45.00%	43.50%	42.00%	41.00%	40.00%	43.30%	90,000	24,800	24,000
Total								$573,750	$167,400	$162,000
% of Base Salary								51.0%	27.0%	27.0%

First Financial Bankshares, Inc. - 39 - 2023 Proxy Statement

For 2022, the metrics for Mr. Longhofer's bonus goals and amounts earned were as follows:

		Sliding Scale
	% of Bonus	Threshold	Lower	Target	Upper	Maximum	2022 Actual	Longhofer Bonus
Earnings Growth	40%	5.00%	6.00%	7.00%	8.00%	10.00%	3.04%	$—
Return on Assets	30%	1.75%	1.775%	1.80%	1.825%	1.85%	1.76%	28,875
Net Charge-offs	20%	0.08%	0.07%	0.06%	0.05%	0.04%	(0.01)%	42,350
Nonperforming Assets	10%	0.85%	0.75%	0.65%	0.55%	0.45%	0.38%	21,175
Total								$92,400
% of Base Salary								24.0%

For 2022, the metrics for Mr. Thaxton’s bonus goals and amount earned were as follows:

		Sliding Scale
	% of Bonus	Threshold	Lower	Target	Upper	Maximum	2022 Actual	Thaxton Bonus
Trust Net Income Growth	40%	9.00%	10.00%	12.00%	14.00%	16.00%	17.68%	$126,840
Trust Revenue Growth	30%	6.50%	7.00%	7.50%	8.00%	9.00%	10.30%	95,130
Assets Managed Growth at Market	20%	8.00%	9.00%	10.00%	11.00%	12.00%	17.81%	63,420
Trust Noninterest Expense Growth	10%	6.00%	5.00%	4.00%	3.00%	2.50%	0.80%	31,710
Total								$317,100
% of Base Salary								70.0%

The Company’s other Regional Bank Chief Executive Officers and Presidents are also included in this bonus program, and their goals are structured to specific situations for their respective region. While the performance goals drive the bonus plan and executive awards, the Compensation Committee retains discretion, both positive and negative, to adjust payouts of the awards based on the performance of the Company, including audit, compliance, and asset quality issues, and the individual officer performance, as deemed appropriate.

The Compensation Committee met in January 2023 to establish the specific goals for 2023 bonus plans for the named executive officers. Such 2023 goals were based on similar criteria as 2022; however, the target and maximum levels were increased for Mr. Butler and Mr. Thaxton, the target and maximum levels were increased to 60 percent and 80 percent, respectively; and for Mr. Longhofer, the target and maximum levels were increased to 50 percent and 70 percent, respectively. Ms. Hickox's target and maximum levels were set at 60 percent and 80 percent, respectively. Mr. Dueser's target and maximum levels remained unchanged from the prior year at 90 percent and 110 percent, respectively.

Long-term Incentives (Equity Grants)

Stock Options. We presently offer stock options under the 2021 Omnibus Plan approved by shareholders in 2021. We believe that stock options are an appropriate long-term incentive to link executives’ performance with stock price appreciation. Grants made under the 2021 Omnibus Plan vest 20% annually over five years, commencing on the first anniversary of the grant and expiring ten (10) years from the grant date. Unvested options granted under the 2021 Omnibus Plan vest immediately upon the occurrence of a change of control event, as defined in the 2021 Omnibus Plan. Unexercised options granted under the 2021 Omnibus Plan are cancelled should the officer be terminated with cause, as defined in the 2021 Omnibus Plan.

We encourage the grantee not to dispose of the shares obtained through the exercise of the options but rather to keep and build an equity interest in the Company. Incentive stock options further encourage our executives to exercise their options and hold the resulting shares by giving them the opportunity for favorable tax treatment for the exercise gain if certain holding requirements are met.

Historically, the Compensation Committee, based in part on discussions with the Company’s Chief Executive Officer, granted options every two years, subject to the Board of Directors’ approval. However, starting in 2021, the Company changed the cadence of option awards and is expected to make grants to its executive officers and other key employees on an annual basis. In August 2022, the Company granted key employees, including the named executive officers disclosed herein, an aggregate of 240,583 stock options. Allocation of options is based on competitive market considerations, past and expected performance of the executive, affordability, and retention considerations. Grantees are required to sign confidentiality, non-solicitation, and non-competition agreements in connection with the receipt of the option grants to preclude actions detrimental to the Company.

The Compensation Committee does not grant options during any black-out period under our Insider Trading Policy. We do not release material, non-public information for the purpose of affecting the value of executive compensation, nor do we grant options to executives in coordination with the release of material, non-public

First Financial Bankshares, Inc. - 40 - 2023 Proxy Statement

information. All awards of the Company’s common shares under the 2021 Omnibus Stock Incentive Plan were made at the closing market price on the day of the award.

Beginning with stock options granted in 2017, the Compensation Committee established compensation recoupment, or clawback provisions, in all stock option award agreements. Pursuant to the clawback provisions, a grantee may, based on the decision of the Board of Directors, forfeit the right to receive and/or retain the benefit of the resultng equity compensation awarded if, during the grantee’s employment or thereafter, a determination is made by the Board of Directors that the grantee has breached his or her duties to the Company, including, by way of example, a breach of the Company’s Code of Business Conduct and Ethics Policy, engaged in serious misconduct, improper dissemination of Company confidential information or has disparaged the Company or others.

Restricted Stock Units (“RSUs”) and Performance Stock Units (“PSUs”). Historically, the Company had issued restricted shares to executives and others under the 2015 Restricted Stock Plan previously approved by our shareholders. With the approval of the 2021 Omnibus Stock and Incentive Plan by our shareholders in April 2021, we now have the flexibility to offer other forms of equity grants. In consultation with our compensation consultant regarding market practices and a desire by our Compensation Committee to shift our historical equity grant practices, we issued 16,209 RSUs and 16,209 PSUs to our named executive officers and 24,833 RSUs and 24,833 PSUs in the aggregate to selected executives and others during 2022.

Both the RSUs and PSUs generally vest in a change in control, death, and other events as defined in the award agreement. The award agreements also require the grantee to agree to defined noncompetition restrictions with respect to the Company and non-solicitation of the Company’s employees and customers, as well as agreeing that the awards are subject to the Company’s claw back and recoupment policies described below. Upon vesting as described, each unit is converted into one share of the Company’s stock.

The RSUs include time-based vesting equally over a three-year period following the date of grants; the RSUs include dividend equivalent rights, which are distributable with the vesting of the shares but do not include voting rights.

The PSUs vest at the end of a three-year periods ending December 31, 2023, and 2024, respectively, to be settled no later than March 15, 2024, and 2025, respectively, with the number of earned PSUs determined based on the Company's relative performance to a peer group comprised of all U.S. banks with assets between $10 and $50 billion. The performance measures are weighted as follows: 50% relative to adjusted earnings per share growth; and 50% relative to the adjusted return on average assets over the three-year period. The number of earned PSUs is determined as the product of (A) the target number of PSUs and (B) the sum of the applicable adjusted earnings per share growth vesting percentage and the applicable adjusted return on average assets vesting percentage. The applicable earnings per share growth vesting percentage and the adjusted return on average assets vesting percentage are determined as follows:

Company Percentile Performance Relative to Peer Group	Adjusted Earnings Per Share Growth Vesting Percentage(1)	Adjusted Return on Average Assets Vesting Percentage(1)
Below 25th	0%	0%
Equal to or above 25th, but below 50th	25%	25%
Equal to or above 50th, but below 75th	50%	50%
75th or over	100%	100%

(1)
The applicable vesting percentage for performance between the 25th and 50th percentiles and between the 50th and 75th percentiles is determined by straight-line linear interpolation.

First Financial Bankshares, Inc. - 41 - 2023 Proxy Statement

OTHER COMPENSATION PRACTICES, POLICIES, AND PROGRAMS

Stock ownership guidelines

In October 2018, the Nominating/Corporate Governance Committee established minimum common share holdings for the Company’s executive officers. The chief executive officer is required to own shares of Company stock having a value equal to five times his base salary. The other executive officers are required to own shares of Company stock having a value equal to three times their base salary. The stock ownership level must be achieved within the later to occur of (a) October 23, 2023 (i.e., the fifth anniversary of the date of adoption of these guidelines), or (b) five years after first becoming an executive officer. The executive officers are expected to accumulate the required number of shares over the applicable five-year period. Once achieved, ownership of the guidelines amount should be maintained as long as the individual remains an executive officer.

Failure to maintain the minimum requirements of the guidelines may result in an executive officer receiving future cash bonuses in the form of equity until he or she has satisfied the guidelines. The Company may also bar the executive officer from selling Company shares until the guidelines have been achieved. However, neither of these alternatives shall be exercised if the executive officer has not sold any shares.

The complete “Stock Ownership Guidelines” can be found at www.ffin.com in the “Investor Relations/Shareholder Information/Governance Documents.”

Compensation Recovery Policy

In October 2018, the Compensation Committee approved a Compensation Recovery Policy whereby the Company’s executive officers subject to Section 16 of the Exchange Act, the presidents of the Company’s subsidiaries or a regional division of the Bank and the regional chairpersons of the Bank will generally be subject to repayment or forfeiture of any incentive compensation (as defined below) should the Company be required to prepare an accounting restatement such that the applicable person would have received a lesser incentive compensation amount. Incentive compensation, as defined in the policy, means all bonuses and other incentive and equity compensation awarded based on the application of objective performance criteria. The complete “Compensation Recovery Policy” can be found at www.ffin.com in the “Investor Relations/Shareholder Information/Governance Documents” section.

Retirement Plans

401(k), Profit Sharing Plan and Employee Stock Ownership Plan. All employees of the Company who satisfy the plan’s eligibility conditions participate in the defined contribution plan. The 401(k) feature of the plan allows the participants to make pre-tax contributions to the plan. The plan includes a “safe harbor” Company matching contribution equal to 100% of each participant’s contributions not exceeding 3% of the participant’s compensation, plus 50% of each participant’s deferral contributions in excess of 3% but not in excess of 5% of the participant’s compensation. Discretionary profit sharing contributions are determined annually based on a formula that includes growth in net income.

Contributions under the profit sharing plan are reviewed by the Compensation Committee and are subject to their discretion and recommendation for approval by the Board of Directors. The Compensation Committee oversees the administration of the plan. Under the profit sharing plan, contributions by employees are not required as a condition of participation. Each participating employer’s annual contribution is allocated among the accounts of the eligible plan participants, in the ratio that each participant’s compensation bears to the total compensation of all eligible participants. Compensation is defined as the total amount paid to an employee during the year, including bonuses, commissions, and overtime pay (and includes certain deferrals allowed under the plan), but excluding reimbursed expenses, group insurance benefits, and profit sharing contributions. However, the Internal Revenue Service limits the compensation amount used to calculate a participant’s benefit to a maximum of $305,000 for 2022 (adjusted annually by the Internal Revenue Service). Additionally, the annual amount (which is the aggregate of employer and employee contributions) that may be allocated to a participant is limited to $61,000 ($67,500 if age 50 or over) for 2022 (adjusted annually by the Internal Revenue Service).

Our plan also includes an employee stock ownership plan (“ESOP”) component whereunder participants are initially allocated 25% of their annual profit sharing contributions into Company common shares and given the option to receive cash dividends on shares beneficially owned by them in the ESOP in cash or reinvest the dividends in

First Financial Bankshares, Inc. - 42 - 2023 Proxy Statement

additional shares. Each participant beneficially owns the shares held in their ESOP account and is entitled to vote his or her shares in any shareholder vote.

The profit sharing plan provides for benefits to vest in graduated percentages, with benefits being fully vested after six years of credited service except for amounts contributed to an employee’s account under the safe harbor provisions and shares resulting from the reinvestment of dividends in the ESOP which are immediately fully vested. Generally, an employee’s benefit will be the contributions allocated to their account while a participant, increased by gains and decreased by losses from investments of the plan, and increased by any forfeitures allocated to their account. An employee is always fully vested with respect to any voluntary contributions he or she makes. The plan also provides for immediate vesting upon attainment of normal retirement age and/or upon death or disability. If a participant terminates employment for any other reason, the total amount of their employee contribution account and the vested portion of his or her employer contribution account become distributable.

Senior management eligible for participation in the plan receives the same benefits as all employees. The maximum employer profit sharing contribution to the plan for an individual in a single year is 15% of the individual’s eligible salary, plus the safe harbor Company match, subject to Internal Revenue Service limits.

Supplemental Executive Retirement Plan. The Company adopted a Supplemental Executive Retirement Plan (the “SERP”), effective January 1, 2019. The SERP is a non-qualified deferred compensation plan designed as a top-hat plan to benefit certain key senior executives of the Company who are selected by the Board to participate, including each of our named executive officers. The SERP is intended to provide a benefit from the Company upon retirement, death, disability, or voluntary or involuntary termination of services (other than “for cause”), subject to the requirements of Section 409A of the Internal Revenue Code. Under the SERP, the Company may, but is not required to, make discretionary contributions to the executive’s accounts from time to time. The contributions may be fully vested or subject to vesting conditions imposed by the Board of Directors with respect to the contributions; provided, however, that all unvested amounts credited to an executive’s account will become fully vested upon the executive’s death or disability or upon the occurrence of a change of control (as defined in the SERP). Company contributions to the SERP on behalf of an executive are credited with earnings and losses based on the executive’s investment elections. The investment options under the SERP are currently the same as those offered under the Company’s profit sharing plan, except that Company stock is not an available investment option under the SERP. An executive’s vested account is payable to the participant following his or her termination in a single lump sum or installments, as elected by the participant in accordance with the requirements of Section 409A of the Internal Revenue Code. The Company made contributions totaling $445,000 to the SERP in January 2023 for the year ended December 31, 2022, for all participants, including the named executive officers.

Effective January 1, 2022, the SERP plan was amended to allow designated participants by the Compensation Committee to defer cash salary and short-term incentives and restricted and performance stock units into the SERP based on their indicated elections.

Make Whole Plan. The Company has a frozen non-qualified “excess benefit” plan whereunder executives, whose Company contributions to the profit sharing plan and employer match under the 401(k) feature were curtailed due to Internal Revenue Service limitations, received contributions from the Company equal to the amount under qualified plans as if there had been no Internal Revenue Service limitations. This plan used the same contribution formula and vesting requirements as the 401(k) plan and was 100% vested in the Company’s common stock. This plan was implemented by the Compensation Committee to allow senior management whose compensation was in excess of Internal Revenue Service limits to have profit sharing/401(k) matches in the same proportionate ratio as all employees. The Make Whole Plan was “frozen” as to new participants and contributions effective December 31, 2018. At December 31, 2022, the plan held 114,177 of the Company’s common shares.

First Financial Bankshares, Inc. - 43 - 2023 Proxy Statement

Executive Recognition Agreements and Potential Payments Upon a Change in Control. In April 1996, our Board of Directors unanimously approved an executive recognition plan. This plan enabled us to offer our key executive officers and those of our subsidiaries an executive recognition agreement. All named executive officers have entered into executive recognition agreements with us. The Company does not utilize employment agreements.

We believe our executive recognition agreements are conservative when compared to the competitive market. The agreements have been continually renewed since we view them as necessary to ensure the continued focus of our executives on making the appropriate strategic decisions for the Company, even if the decision involves a change in control.

Each executive recognition agreement provides severance benefits for each applicable executive officer if, within two years following a change in control, the officer’s employment with us or our subsidiaries is terminated (i) by us (including any successor to us) or the subsidiary bank for any reason other than for cause (see below), or (ii) by the executive officer for good reason (see below).

As used in the executive recognition agreements, a “change in control” is defined as one or more of the following:

•
a person or entity directly or indirectly acquires securities of the Company representing more than 50% of the combined voting power of the Company's then outstanding voting securities;
•
the consummation of a reorganization, merger, consolidation, recapitalization, exchange offer, purchase of assets or other transaction, in each case, with respect to which the persons who were the beneficial owners of the Company immediately prior to such a transaction do not immediately after such transaction, own more than 50% of the combined voting power of the reorganized, merged, recapitalized or resulting company’s then outstanding voting securities;
•
the shareholders of the Company approve a plan of complete liquidation or dissolution of the Company and such complete liquidation or dissolution is consummated;
•
in any two-year period, individuals who are members of the Board of Directors at the beginning of such period plus each new director whose election or nomination for election was approved by at least two-thirds of the directors in office immediately prior to such election or nomination, cease for any reason to constitute at least a majority of the Board; or
•
the sale or disposition by the Company of all or substantially all of the Company’s assets other than a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity at least 50% of the combined voting power of the voting securities of which is owned by persons in substantially the same proportions as their ownership of the Company immediately prior to such sale.

As used in the executive recognition agreements, “cause” means termination of an employee due to the:

•
willful and continued failure by the employee to substantially perform his or her duties with the Company (other than any such failure resulting from the employee’s physical or mental incapacity due to injury or illness) after written demand for substantial performance is delivered to the employee by the Company; or
•
willful engaging by the employee in conduct, which is demonstrably injurious to the Company, monetarily or otherwise.

As used in the executive recognition agreements, “good reason” means termination by an employee due to:

•
a determination by the employee, made in good faith and based on the employee’s reasonable belief, that there has been a materially adverse change in his or her status or position as an executive officer of the Company as in effect immediately prior to the change in control, including, without limitation, any material change in the employee’s status or position as a result of a diminution in the employee’s duties or responsibilities or the assignment to the employee of any duties or responsibilities which are inconsistent with his or her status or position, or any removal of the employee from or failure to reappoint or reelect the employee to such position;
•
a material reduction by the Company in the employee’s annual base salary in effect immediately prior to the change in control;
•
the relocation of the employee’s principal office outside of the city or metropolitan area in which the employee is residing at the time of any change in control;

First Financial Bankshares, Inc. - 44 - 2023 Proxy Statement

•
a material reduction by the Company in the budget over which the employee retained authority immediately prior to a change of control;
•
the failure by the Company to provide and credit the employee with the number of paid vacation days to which the employee is then entitled in accordance with the Company’s normal vacation policy as in effect immediately prior to a change in control;
•
any action or inaction by the Company following a change in control that constitutes a material breach of the agreement under which the employee provides services to the Company;
•
the failure by any successor corporation to the Company to assume the executive recognition agreement; or
•
any purported termination of the employee not effected pursuant to a notice of termination as required by the executive recognition agreement.

Such severance benefits under the executive recognition agreements provide that the executive officer will receive a payment equal to a certain percentage (as set forth in his or her executive recognition agreement) of his or her annual base salary immediately preceding the date of termination along with the targeted amount of the employee's bonus prorated through the date of termination and payment of the employee's unused paid time-off. The percentage of annual base salary to be received upon a change in control pursuant to his or her executive recognition agreement is 200% (except for the CEO where this percentage is 300%). The total severance payment for the executive officer cannot, however, exceed the amount that would cause such payment to be deemed a “parachute payment” under Section 280G of the Internal Revenue Code.

The executive recognition agreements were renewed on July 1, 2022, with a term to expire on June 30, 2024. However, if a change in control occurs during the original term of the executive recognition agreements, then the executive recognition agreements will continue in effect for an additional period of two years following the change in control. Similarly, if a second change in control occurs within two years from the date of the first change in control, then the executive recognition agreements will continue in effect for a period of two years from the date of the second change in control. The agreements include confidentiality obligations but do not bind the executives to non-competition, non-disparagement, or non-solicitation clauses.

The executive recognition agreements provide that if any payments or benefits to the employee would constitute a “parachute payment” (as defined in Internal Revenue Code Section 280G(b)(2)) and would be subject to excise tax, then a calculation shall be made comparing (i) the net benefit to the employee after payment of such excise tax to (ii) the net benefit to the employee if payments are limited to the extent necessary to avoid being subject to the excise tax. Only if the amount calculated under (i) above is less than the amount under (ii) above will the payments be reduced to the minimum extent necessary to ensure that no portion of the payment to the employee is subject to the excise tax.

Amounts that would be paid under these agreements upon a change in control and a qualifying termination for good reason using base salary information as of December 31, 2022, for the named executive officers would be as follows:

Name	Amount	Value of Stock Options and Restricted Stock
F. Scott Dueser, Chairman, President, and Chief Executive Officer	$3,375,000	$1,599,223
Ronald D. Butler, II, Executive Vice President & CAO	$1,200,000	$323,944
James R. Gordon, Executive Vice President & CFO	$1,240,000	$338,530
T. Luke Longhofer, Executive Vice President & CLO	$770,000	$198,870
Kirk W. Thaxton, President & CEO, First Financial Trust and Asset Management Company, N.A.	$906,000	$266,427

In addition to the amounts payable under the executive recognition agreements, the Company’s 2012 Incentive Stock Option Plan, 2015 Restricted Stock Plan, and 2021 Omnibus Plan generally provides that upon a change in control satisfying the requirements of such plan, all unvested stock options will automatically become vested and exercisable in full.

The table above shows our estimates of the value that would have been recognized by our executive officers as a result of the accelerated vesting of our stock options and restricted stock held by such executive officers assuming a change in control occurred on December 31, 2022. The estimated value was calculated by (i) multiplying the

First Financial Bankshares, Inc. - 45 - 2023 Proxy Statement

number of unvested stock options held by the applicable named executive officer by the difference between the closing price of our common shares on December 31, 2022, which was $34.40, and the exercise price of the option and (ii) multiplying the number of unvested restricted shares, RSUs and PSUs and/or held by the applicable named executive officer by the closing price of our common shares on December 31, 2022, which was $34.40. The actual amounts to be paid out can only be determined at the time of such a change in control.

Perquisites and Other Benefits. The primary perquisites for senior management are the reimbursement of initiation fees and dues for one golf or social club. We seek to encourage our senior management to belong to a country club or social club so that they have a convenient entertainment forum for customers and to facilitate interaction with current and potential customers, many of whom belong to these clubs. We do not permit personal use of our Company airplane.

Senior management also participates in the Company’s other benefit plans on the same terms as other employees. These plans include medical, life insurance, and flex spending account benefits. Relocation benefits also are reimbursed but are individually negotiated when they occur.

Severance Benefits. We believe that companies should provide reasonable severance benefits to employees. With respect to senior management, these severance benefits should reflect the fact that it may be difficult for employees to find comparable employment within a short period of time. Our policy for all employees provides that full-time employees who are discharged due to a restructuring or layoff are eligible to receive severance pay based on their years of service to the Company. The Company will provide one week of severance pay for each year of employee service, up to a maximum of six months of salary, except that in all cases, severance pay will not be less than four weeks’ pay. In order to receive severance pay, an employee must sign a release of claims in favor of the Company. Employees who do not sign the required release form will not receive severance pay.

Risk Assessment of Compensation Policies and Practices. In connection with the Compensation Committee’s evaluation and review of the Company’s compensation policies and practices for its officers and employees, as such policies and practices relating to risk management practices and risk-taking incentives, the Compensation Committee has determined that its compensation policies and practices are not reasonably likely to have a material adverse effect on the Company.

Tax Considerations. Although deductibility of compensation is preferred, tax-deductibility is not a primary objective of the Company’s compensation programs. The Company believes that achieving its objectives under the compensation philosophy set forth above is more important than the benefit of tax deductibility. The Company reserves the right to maintain flexibility in how it compensates its executive officers that may result in limiting the deductibility of amounts of compensation from time to time.

First Financial Bankshares, Inc. - 46 - 2023 Proxy Statement

REPORT OF THE COMPENSATION COMMITTEE

The Compensation Committee reviews the compensation programs for senior management of the Company, including those named executive officers in the tabular presentation included in this definitive proxy statement.

The Compensation Committee has reviewed and discussed the compensation discussion and analysis included in this proxy statement with management, and based on the reviews and discussions; the Compensation Committee recommended to the Board of Directors that the compensation discussion and analysis included herein be included in the proxy statement. The Board of Directors approved the Compensation Committee’s recommendation. The members of the Compensation Committee are considered independent because we believe they satisfy the independence requirements for Compensation Committee members prescribed by Nasdaq and the Securities and Exchange Commission.

COMPENSATION COMMITTEE

Tim Lancaster, Chairman
Vianei Lopez Braun
Kade L. Matthews
Eli Jones, PhD
Johnny Trotter

First Financial Bankshares, Inc. - 47 - 2023 Proxy Statement

EXECUTIVE COMPENSATION TABLES

Summary Compensation Table

The following table summarizes the total compensation for our named executive officers in 2022, 2021, and 2020:

Name and Principal Position	Year	Salary ($)	Bonus ($) (6)	Stock Awards ($) (1)	Option Awards ($) (2)	Non-Equity Incentive Plan Compensation ($) (3)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($) (4)	All Other Compensation ($) (5)	Total ($)
F. Scott Dueser,	2022	1,121,392	-	980,986	283,636	573,750	97,288	32,535	3,089,587
Chairman, President/CEO	2021	1,096,958	-	960,006	240,003	617,876	472,589	54,709	3,442,141
	2020	1,056,667	-	150,000	-	388,725	152,123	53,448	1,800,963
Ronald D. Butler, II,	2022	595,000	-	159,974	92,541	162,000	39,883	32,535	1,081,933
EVP/CAO	2021	566,667	-	166,686	83,331	180,619	70,905	51,818	1,120,026
	2020	541,667	-	75,000	—	191,401	60,823	54,289	923,180
James R. Gordon,	2022	620,000	-	165,354	95,627	167,400	45,184	32,535	1,126,100
EVP/CFO	2021	616,667	-	166,686	83,331	223,200	91,599	54,167	1,235,650
	2020	375,000	162,848	300,000	-	219,000	37,152	33,618	1,127,618
T. Luke Longhofer,	2022	375,833	-	102,686	59,385	92,400	16,678	32,535	679,517
EVP/Chief Lending Officer
Kirk W. Thaxton,	2022	450,833	-	120,806	69,865	317,100	59,336	62,150	1,080,090
CEO & President Trust	2021	438,333	-	117,286	58,663	171,600	38,158	59,300	883,341
Company	2020	424,167	-	75,000	—	52,500	16,317	29,850	597,834

(1)
Amount represents the value of restricted stock, RSUs, and/or PSUs granted on August 16, 2022, August 16, 2021 and October 27, 2020, under the 2021 Omnibus Stock and Incentive Plan approved by shareholders on April 29, 2021, and the 2015 Restricted Plan approved by shareholders on April 28, 2015. The shares vest over three years. Additionally, Mr. Gordon received a grant of 7,176 shares of restricted stock under the 2015 Restricted Stock Plan effective on his hire date, May 18, 2020, totaling $200,000.
(2)
See note 17 to the financial statements included with the Annual Report on Form 10-K for the assumptions made in the valuation of these option awards.
(3)
Amount represents cash bonus earned in the respective year related to the achievement of pre-determined performance goals.
(4)
Amount represents the amount contributed to our supplemental executive retirement plan on behalf of each named executive officer for 2022, 2021, and 2020.
(5)
Amount represents the amount contributed to the profit sharing plan, and the 401(k) match on behalf of each named executive officer as well as country club dues paid for each named executive officer. For the year ended December 31, 2022, profit share contributions and 401(k) match contributions totaled $16,135 and $12,200 for Mr. Dueser; $16,135 and $12,200 for Mr. Butler; $16,135 and $12,200 for Mr. Gordon; $16,135 and $12,200 for Mr. Longhofer; and $45,750 and $12,200 for Mr. Thaxton, respectively. Mr. Gordon did not receive profit sharing and 401(k) contributions for 2020; however, he received a relocation payment of $31,168 in addition to country club dues.
(6)
In connection with hiring Mr. Gordon in 2020, the Company paid him a signing bonus of $125,000. Additionally, he received a cash payment of $37,848 in lieu of participating in the 2020 Profit Sharing contributions.

First Financial Bankshares, Inc. - 48 - 2023 Proxy Statement

Grants of Plan-Based Awards

During 2022, the Compensation Committee, and approved by the Board of Directors, granted incentive stock options, restricted stock units, and performance stock units under the 2021 Omnibus Stock and Incentive Plan approved by shareholders on April 27, 2021. The following table discloses information related to the grants made during 2022:

		Estimated future payouts under non-equity incentive plan awards (1)			Estimated future payouts under equity incentive plan awards (2)			All other stock awards: Number of shares of stock	All other option awards: Number of securities underlying	Exercise or base price of option	Grant date fair value of stock and option
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	or units (#)(3)	options (#)	awards ($/sh)	awards ($)(4)
F. Scott	1-1-22	78,750	1,012,500	1,237,500	-	-	-	-	-	-	-
Dueser	8-16-22	-	-	-	2,599	10,394	20,788	10,394	21,326	47.19	1,264,622
Ronald D.	1-1-22	18,000	300,000	420,000	-	-	-	-	-	-	-
Butler, II	8-16-22	-	-	-	424	1,695	3,390	1,695	6,958	47.19	252,516
James R.	1-1-22	18,600	310,000	434,000	-	-	-	-	-	-	-
Gordon	8-16-22	-	-	-	438	1,752	3,504	1,752	7,190	47.19	260,981
T. Luke	1-1-22	9,625	154,000	211,750	-	-	-	-	-	-	-
Longhofer	8-16-22	-	-	-	272	1,088	2,176	1,088	4,465	47.19	162,070
Kirk W.	1-1-22	13,590	226,500	317,100	-	-	-	-	-	-	-
Thaxton	8-16-22	-	-	-	320	1,280	2,560	1,280	5,253	47.19	190,671

(1)
Represents annual cash incentive opportunity for 2022; see “Short-term Incentive (Cash Bonus)” section beginning on page 39 above.
(2)
Represents performance stock unit (PSU) awards granted under the 2021 Omnibus Stock and Incentive Plan. The threshold, target, and maximum number of shares shown based on the number of PSUs at 25% vesting, 100% vesting, and amount granted, and 200% vesting, respectively, based on each award vesting as described on page 40.
(3)
Represents restricted stock unit (RSU) awards granted under the 2021 Omnibus Stock and Incentive Plan. Each award vests one-third at the end of one year, two-thirds at the end of two years, and in full at the end of three years.
(4)
Amounts reflect the grant date fair value of the respective award, computed in accordance with the ASC topic 718. Regardless of the value on the grant date, the actual value that may be realized from an award is contingent on the satisfaction of the applicable condition to vesting of that award, and for stock options, also upon the excess of the Company’s stock price over the exercise price. For a discussion of the assumptions used in the valuation of these awards, see note 17 of the notes to consolidated financial statements in our Annual Report on Form 10-K.

First Financial Bankshares, Inc. - 49 - 2023 Proxy Statement

Outstanding Equity Awards at Fiscal Year-End

On December 31, 2022, the following stock options and restricted stock were outstanding for the respective named executive officers under the 2012 Stock Option Plan, 2015 Restricted Stock Plan, or the 2021 Omnibus Stock and Incentive Plan:

First Financial Bankshares, Inc. - 50 - 2023 Proxy Statement

		Option Awards (1)					Stock Awards (2)(3)(4)(5)(6)
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Option (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)(1)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(6)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
F. Scott Dueser	06-12-17	20,000	20,000	-	21.18	06-12-27	-		-	-	-
	10-27-20	-	-	-	-	-	1,659	(2)	57,070	-	-
	08-16-21	-	-	-	-	-	6,542	(3)	225,045	-	-
	08-16-21	-	-	-	-	-	19,628	(4)	675,203	-	-
	08-16-21	3,695	14,781	-	48.91	08-16-31	-		-	-	-
	08-16-22	-	-	-	-	-	10,394	(3)	357,554	-	-
	08-16-22	-	-	-	-	-	20,788	(5)	715,107	-	-
	08-16-22	-	21,326	-	47.19	08-16-32	-		-	-	-
Ronald D. Butler, II	10-22-13	7,000	-	-	15.43	10-22-23	-		-	-	-
	10-27-15	20,000	-	-	16.95	10-27-25	-		-	-	-
	06-12-17	16,000	4,000	-	21.18	06-12-27	-		-	-	-
	06-26-19	4,000	6,000	-	29.70	06-26-29	-		-	-	-
	10-27-20	-	-	-	-	-	830	(2)	28,552	-	-
	08-16-21	-	-	-	-	-	1,136	(3)	39,078	-	-
	08-16-21	-	-	-	-	-	3,408	(4)	117,235	-	-
	08-16-21	1,283	5,132	-	48.91	08-16-31	-		-	-	-
	08-16-22	-	-	-	-	-	1,695	(3)	58,308	-	-
	08-16-22	-	-	-	-	-	3,390	(5)	116,616	-	-
	08-16-22	-	6,958	-	47.19	08-16-32	-		-	-	-
James R. Gordon	05-18-20	-	-	-	-	-	2,392	(2)	82,285	-	-
	10-27-20	-	-	-	-	-	1,105	(2)	38,012	-	-
	08-16-21	-	-	-	-	-	1,136	(3)	39,078	-	-
	08-16-21	-	-	-	-	-	3,408	(4)	117,235	-	-
	08-16-21	1,283	5,132	-	48.91	08-16-31	-		-	-	-
	08-16-22	-	-	-	-	-	1,752	(3)	60,269	-	-
	08-16-22	-	-	-	-	-	3,504	(5)	120,538	-	-
	08-16-22	-	7,190	-	47.19	08-16-32	-		-	-	-
T. Luke Longhofer	06-12-17	9,600	2,400	-	21.18	06-12-27	-		-	-	-
	06-26-19	4,000	6,000	-	29.70	06-26-29	-		-	-	-
	10-27-20	-	-	-	-	-	552	(2)	18,989	-	-
	08-16-21	-	-	-	-	-	524	(3)	18,026	-	-
	08-16-21	-	-	-	-	-	1,574	(4)	54,146	-	-
	08-16-21	593	2,371	-	48.91	08-16-31	-		-	-	-
	08-16-22	-	-	-	-	-	1,088	(3)	37,427	-	-
	08-16-22	-	-	-	-	-	2,176	(5)	74,854	-	-
	08-16-22	-	4,465	-	47.19	08-16-32	-		-	-	-
Kirk W. Thaxton	10-22-13	10,000	-	-	15.43	10-22-23	-		-	-	-
	10-27-15	20,000	-	-	16.95	10-27-25	-		-	-	-
	06-12-17	16,000	4,000	-	21.18	06-12-27	-		-	-	-

First Financial Bankshares, Inc. - 51 - 2023 Proxy Statement

06-26-19	4,000	6,000	-	29.70	06-26-29	-		-	-	-
10-27-20	-	-	-	-	-	830	(2)	28,552	-	-
08-16-21	-	-	-	-	-	799	(3)	27,486	-	-
08-16-21	-	-	-	-	-	2,398	(4)	82,491	-	-
08-16-21	903	3,613	-	48.91	08-16-31	-		-	-	-
08-16-22	-	-	-	-	-	1,280	(3)	44,032	-	-
08-16-22	-	-	-	-	-	2,560	(5)	88,064	-	-
08-16-22	-	5,253	-	47.19	08-16-32	-		-	-	-

(1)
Represents awards under (i) the 2012 Incentive Stock Option Plan with awards (prior to April 26, 2021) vesting 20% at the end of two years), 40% at the end of three years, 60% at the end of four years, 80% at the end of five years and in full at the end of six years; and (ii) the 2021 Omnibus Stock and Incentive Plan (after April 26, 2021) with vesting ratable over five years from the date of grant.
(2)
Represents awards of restricted stock under the 2015 Restricted Stock Plan. Each award vests one-third at the end of one year, two-thirds at the end of two years, and in full at the end of three years.
(3)
Represents awards of restricted stock units under the 2021 Omnibus Stock and Incentive Plan. Each award vests one-third at the end of one year, two-thirds at the end of two years, and in full at the end of three years.
(4)
Represents awards of performance stock units under the 2021 Omnibus Stock and Incentive Plan, which vest at the end of the three-year period ending December 31, 2023, based on the earnings growth (50%) and return on assets (50%) of the Company relative to all U.S. banks with $10 and $50 billion in assets, up to 200% of the units granted. The number of shares indicated in the table represents the maximum number of shares that may be received under the award
(5)
Represents awards of performance stock units under the 2021 Omnibus Stock and Incentive Plan, which vest at the end of the three-year period ending December 31, 2024, based on the earnings growth (50%) and return on assets (50%) of the Company relative to all U.S. banks with $10 and $50 billion in assets, up to 200% of the units granted. The number of shares indicated in the table represents the maximum number of shares that may be received under the award
(6)
Calculated using the closing price of our common shares of $34.40 on December 31, 2022.

Option Exercises and Stock Vested

During 2022, the following options and restricted stock awards were exercised by or vested for the named executive officers:

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(2)
F. Scott Dueser	32,000	876,680	10,329	430,705
Ronald D. Butler, II	7,000	222,250	2,103	85,115
James R. Gordon	-	-	4,066	165,077
T. Luke Longhofer	4,000	103,680	1,287	51,310
Kirk W. Thaxton	10,000	315,600	1,935	77,187

(1)
Amount represents the difference between the aggregate option exercise price and the actual aggregate stock price on the date exercised.
(2)
Amount represents the aggregate restricted stock value on the date vested.

First Financial Bankshares, Inc. - 52 - 2023 Proxy Statement

Nonqualified Deferred Compensation

The following amounts represent the 2022 activity in the Make Whole Plan described above and contributions made to the Supplemental Executive Retirement Plan (“SERP”), both being non-qualified deferred compensation plans. The SERP effectively replaced the Make Whole Plan effective January 1, 2019:

Name	Executive Contributions in Last FY ($)	Registrant Contributions in Last FY ($)(1)(2)	Aggregate Earnings (Loss) in Last FY ($)	Aggregate Withdrawals/Distributions ($)	Aggregate Balance at Last FYE ($)
F. Scott Dueser
Make Whole Plan	-	-	(1,173,437)	-	2,578,983
SERP	-	97,288	(99,942)	-	950,097
Ronald D. Butler, II
Make Whole Plan	-	-	(340,174)	-	747,636
SERP	-	39,883	(23,831)	-	207,898
James R. Gordon
SERP	-	45,184	(15,118)	-	162,167
T. Luke Longhofer
SERP	-	16,678	(5,614)	-	57,741
Kirk W. Thaxton
Make Whole Plan	-	-	(97,731)	-	214,793
SERP	-	59,336	(9,925)	-	131,237

(1)
Contributions to the SERP were made effective December 31, 2022, for the year then ended for each named executive officer.
(2)
These amounts are included in the Summary Compensation Table in the “Change in Pension Value and Nonqualified Deferred Compensation Earnings” column.

First Financial Bankshares, Inc. - 53 - 2023 Proxy Statement

CEO Pay Ratio

As required by Item 402(u) of Regulation S-K, we are providing the following information for 2022:

•
The median of annual total compensation of all employees of our Company (other than Mr. Dueser, our Chairman, President, and Chief Executive Officer) was $44,250;
•
The annual total compensation of Mr. Dueser, our Chairman, President, and Chief Executive Officer, was $3,089,587 (see “Summary Compensation Table” on page 48; and
•
Based on this information, the ratio of the annual total compensation of our Chairman, President, and Chief Executive Officer to the median of the annual total compensation of all employees is 69.8 to 1.

To identify the median of the annual total compensation of all our employees, as well as to determine the annual total compensation of our median employee and our Chairman, President, and Chief Executive Officer, we note the following:

•
For 2022, our employee population totaled approximately 1,500 individuals. This population consisted of our full-time and part-time employees, as we do not have temporary or seasonal workers. We selected December 31, 2022, as our identification date for determining our median employee because it enabled us to make such identification in a reasonably efficient and economic manner.
•
To find the median of the annual compensation of all our employees, we used the salary and wages, including overtime and incentive compensation, from our payroll records for 2022.
•
We identified our median employee using this compensation measure, which was consistently applied to all our employees included in this calculation.

Pay Versus Performance

The following tables summarize compensation information for the principal executive officer and average compensation for the other named executive officers required by newly issued SEC rules regarding Pay Versus Performance. The Company uses Annualized Net Income growth as it Company Selected Measure (CSM).

Year	SCT Total Compensation for CEO	Compensation Actually Paid to CEO	Average SCT Total Compensation for Other NEOs	Average Compensation Actually Paid to Other NEOs	Value of Initial Fixed $100 Investment Based on:		Net Income	Annualized Net Income Growth
					FFIN TSR	Peer Group TSR *

2022	$3,089,587	$448,226	$991,910	$548,081	$98.01	$86.30	$234,475	3%
2021	$3,442,141	$5,876,530	$981,457	$1,448,906	$144.84	$110.02	$227,562	13%
2020	$1,800,963	$1,358,758	$847,069	$800,991	$103.05	$83.17	$202,034	23%

* Peer Group TSR is based on the S&P U.S. BMI Banks Index

The non-principal executive officer (PEO) named executive officers (NEOs) reflected in the table were the following individuals for 2022: Mr. Butler, Mr. Gordon, Mr. Thaxton, and Mr. Longhofer. For 2021 and 2020 it reflects the following individuals: Mr. Butler, Mr. Gordon, Mr. Thaxton, and Mr. Gary Gragg.

To calculate the Compensation Actually Paid (CAP), the following amounts were deducted from and added to Summary Compensation Table (SCT) total compensation:

Year	SCT Total Compensation for CEO	Deductions from SCT Total	Additions to SCT Total	CAP
		i	ii
2022	$3,089,587	$(1,361,910)	$(1,279,451)	$448,226
2021	$3,442,141	$(1,672,598)	$4,106,987	$5,876,530
2020	$1,800,963	$(302,123)	$(140,082)	$1,358,758

First Financial Bankshares, Inc. - 54 - 2023 Proxy Statement

Year	SCT Total Compensation for other NEOs	Deductions from SCT Total	Additions to SCT Total	CAP
		i	ii
2022	$991,910	$(256,830)	$(186,999)	$548,081
2021	$981,457	$(231,433)	$698,882	$1,448,906
2020	$847,069	$(170,745)	$124,667	$800,991

(i) Represents grant date fair value of equity based awards granted for each year shown and change in pension value and non-qualified deferred compensation for each year.

(ii) Reflects the value of equity calculated in accordance with the SEC methodology for determining CAP and the change in value of non-qualified compensation plans for each year shown.

The equity component of CAP for the year ended December 31, 2022 is further detailed below.

CEO Equity Component of CAP for FY 2022:
Equity Type	Fair Value of Current Year Equity Awards at 12/31/2022	Change in Value of Prior Years' Awards Unvested at 12/31/2022	Change in Value of Prior Years' Awards That Vested in FY 2022	Equity Value Included in CAP
	(a)	(b)	(c)	(d) = (a) + (b) + (c)
ISOs	$131,907	$(380,499)	$(210,855)	$(459,446)
RSAs	—	(27,274)	(82,479)	(109,753)
RSUs	357,554	(94,924)	(11,943)	250,686
PSUs	357,554	(142,401)	—	215,152
Total	$847,014	$(645,098)	$(305,277)	$(103,360)

Average Non-CEO NEOs Equity Component of CAP for FY 2022:
Equity Type	Fair Value of Current Year Equity Awards at 12/31/2022	Change in Value of Prior Years' Awards Unvested at 12/31/2022	Change in Value of Prior Years' Awards That Vested in FY 2022	Equity Value Included in CAP
	(a)	(b)	(c)	(d) = (a) + (b) + (c)
ISOs	$36,904	$(119,263)	$(41,072)	$(123,430)
RSAs	—	(23,464)	(23,046)	(46,510)
RSUs	50,009	(13,041)	(1,642)	35,327
PSUs	50,009	(19,567)	—	30,442
Total	$136,922	$(175,334)	$(65,759)	$(104,171)

The four items listed below represent the most important metrics we used to determine CAP for the year ended December 31, 2022 as further described in our Compensation Discussion and Analysis within the Short Term Incentives and Long Term Incentives sections.

Most Important Performance Measures
Efficiency Ratio
Return on Assets
Return on Equity
Annual Net Income Growth

First Financial Bankshares, Inc. - 55 - 2023 Proxy Statement

As shown in the PVP table below the Company's 3-Year cumulative TSR outperformed the companies included in the industry index. The Company well outperformed the index in all years which is consistent with the Company's 10 year outperformance to the index as illustrated in the 10 Year TSR performance graph included in the Compensation Discussion and Analysis section of this proxy statement.

Total Shareholder Return: Company vs. Peer Group

As shown in the chart below, the CEO and other NEOs’ CAP amounts are aligned with the Company’s TSR. This is due primarily to the Company’s use of equity incentives, which are tied directly to stock price in addition to the company’s financial performance.

CAP vs. Total Shareholder Return

First Financial Bankshares, Inc. - 56 - 2023 Proxy Statement

As shown in the chart below, the Company’s net income has steadily increased while the CEO and other NEOs’ CAP has varied significantly each year. This is due in large part to the significant emphasis the Company places on equity incentives, which are sensitive to changes in stock price.

CAP vs. Net Income

Annualized Net Income Growth (CSM) is a primary driver of short term incentives and relative annualized net income growth is a key component of long term incentives. It is a key driver in both cash incentive bonuses as well as profit sharing amounts. The CEO and the other NEO's net income growth goals are set by the Compensation committee each year. The Company has exceeded prior year earnings in each of the past 3 years. In 2022, the earnings growth goal was not met for the consolidated Company. This significantly reduced cash incentive bonuses for the NEOs for the year ended December 31, 2022.

First Financial Bankshares, Inc. - 57 - 2023 Proxy Statement

REPORT OF THE AUDIT COMMITTEE

The Audit Committee oversees our financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. In fulfilling its oversight responsibilities, the committee, which is composed of independent directors in compliance with Rule 5605 of the Nasdaq listing standards, reviewed and discussed the audited financial statements in the Annual Report included with this proxy statement with management. The committee also discussed with management the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The Audit Committee reviewed with Ernst & Young LLP, our independent registered public accounting firm for 2022, who was responsible for expressing an opinion on the conformity of our audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of our accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards and, as applicable, the standards of the Public Company Accounting Oversight Board (PCAOB). The Audit Committee also discussed with the independent registered public accounting firm their audit of the Company’s effectiveness of internal control over financial reporting as of December 31, 2022, based on criteria established in the Internal Control-Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (2013 Framework). In addition, the committee has discussed with the independent registered public accounting firm the auditors’ independence from management and the Company, including the matters required by the Public Company Accounting Oversight Board Auditing Standard No. 1301, “Communications with Audit Committees,” and considered the compatibility of non-audit services with the auditors’ independence. The Audit Committee has received the written disclosures from our independent registered public accounting firm regarding the auditors’ independence required by PCAOB Ethics and Independence Rule 3526, “Communication with Audit Committees Concerning Independence.”

The Audit Committee discussed with our independent registered public accounting firm the overall scope and plans for their audit. The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of their examinations, their evaluations of our internal controls, and the overall quality of our financial reporting. The Audit Committee held five meetings during the year that ended December 31, 2022, and met once in January 2023 and once in February 2023.

The Audit Committee has relied, without independent verification, on management’s representation that the financial statements have been prepared with integrity and objectivity and in conformity with generally accepted accounting principles. The Audit Committee’s oversight does not provide it with an independent basis to determine that management has, in fact, maintained appropriate accounting and financial reporting principles or policies. Furthermore, the Audit Committee’s considerations and discussions with management and the independent auditors do not ensure that our financial statements are presented in accordance with generally accepted accounting principles, that the audit of our company’s financial statements has been carried out in accordance with generally accepted auditing standards or the standards of the PCAOB or that our independent accountants are in fact independent.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the annual report on Form 10-K for the year ended December 31, 2022, for filing with the Securities and Exchange Commission. The Board of Directors approved the Audit Committee’s recommendation. The members of the committee are considered independent because we believe they satisfy the independence requirements for audit committee members prescribed by Nasdaq and the Securities and Exchange Commission.

AUDIT COMMITTEE

David Copeland, Chairman
April Anthony
Mike Denny
Tim Lancaster

First Financial Bankshares, Inc. - 58 - 2023 Proxy Statement

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires our directors and officers, and persons who own more than 10% of our common shares, to file with the Securities and Exchange Commission initial reports of our common share ownership and reports of changes in such ownership. A reporting person must file a Form 3, Initial Statement of Beneficial Ownership of Securities, within ten (10) days after such person becomes a reporting person. A reporting person must file a Form 4, Statement of Changes of Beneficial Ownership of Securities, within two business days after such person’s beneficial ownership of securities changes, except for certain changes exempt from the reporting requirements of Form 4. A reporting person must file a Form 5, Annual Statement of Beneficial Ownership of Securities, within 45 days after the end of the issuer’s fiscal year to report any changes in ownership during such year not reported on a Form 4, including changes exempt from the reporting requirements of Form 4.

The Securities and Exchange Commission’s rules require our reporting persons to furnish us with copies of all Section 16(a) reports that they file. Based solely on a review of the reports furnished to the Company, the Company believes that during the year ended December 31, 2022, the Company’s officers, directors, and greater than ten percent owners timely filed all reports they were required to file under Section 16(a).

INTEREST IN CERTAIN TRANSACTIONS

As has been true in the past, some of our officers and directors, members of their families, and other businesses with which they are affiliated are or have been customers of one or more of our subsidiaries. As customers, they have entered into transactions in the ordinary course of business with such subsidiaries, including borrowings, all of which were on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions on an arms-length basis. Such borrowings did not involve more than a normal risk of collectability or present any other unfavorable features to the subsidiary bank. None of the transactions involving our subsidiaries and our officers and directors, or other businesses with which they may be affiliated, has been classified or disclosed as nonaccrual, past due, restructured, or potential problems.

The authority of our subsidiary bank to extend credit to our directors, executive officers, and principal shareholders, including their immediate family members and corporations, and other entities that they control, are subject to substantial restrictions and requirements under Section 22(g) and 22(h) of the Federal Reserve Act and Regulation O promulgated thereunder, as well as the Sarbanes-Oxley Act of 2002. These statutes and regulations impose specific limits on the amount of loans our subsidiary banks may make to directors and other insiders, and specified approval procedures must be followed in making loans that exceed certain amounts. In addition, all loans our subsidiary bank makes to directors and other insiders must satisfy the following requirements:

•
the loans must be made on substantially the same terms, including interest rates and collateral, as prevailing at the time for comparable transactions with persons not affiliated with us or the subsidiary bank;
•
the subsidiary bank must follow credit underwriting procedures at least as stringent as those applicable to comparable transactions with persons who are not affiliated with us or the subsidiary bank; and
•
the loans must not involve a greater than normal risk of repayment or other unfavorable features.

Furthermore, our subsidiary bank must periodically report all loans made to directors and other insiders to the bank regulators, and these loans are closely scrutinized by the bank regulators for compliance with Sections 22(g) and 22(h) of the Federal Reserve Act and Regulation O. We have developed written procedures for compliance with these rules. Under the provisions of its charter, the Audit Committee of our Board of Directors is charged with reviewing all other transactions between related parties and us.

First Financial Bankshares, Inc. - 59 - 2023 Proxy Statement

INCORPORATION BY REFERENCE

With respect to any future filings with the Securities and Exchange Commission into which this proxy statement is incorporated by reference, the material under the headings “Report of the Compensation Committee” and “Report of the Audit Committee” shall not be incorporated into such future filings.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. When used in this proxy statement, words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “predict,” “project,” "could," "may," or "would," and similar expressions, as they relate to us or our management, identify forward-looking statements. These forward-looking statements are based on information currently available to our management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors, including but not limited to those listed in Item 1A – “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2022, and the following:

•
general economic conditions, including our local, state, and national real estate markets and employment trends;
•
the effects of and changes in trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System (the “Federal Reserve Board”);
•
effect of severe weather conditions, including hurricanes, tornadoes, flooding, and droughts;
•
volatility and disruption in national and international financial and commodity markets;
•
effect of the coronavirus (“COVID”) on our Company, the communities where we have our branches, the state of Texas and the United States, related to the economy and overall financial stability, including disruptions to supply channels and labor availability;
•
government intervention in the U.S. financial system, including the effects of recent legislative, tax, accounting, and regulatory actions and reforms, including the Coronavirus Aid, Relief, and Economic Security Act (the “CARES Act”), the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), the Jumpstart Our Business Startups Act, the Consumer Financial Protection Bureau (“CFPB”), the capital ratios of Basel III as adopted by the federal banking authorities and the Tax Cuts and Jobs Act;
•
political or social unrest and economic instability;
•
the ability of the federal government to address the national economy;
•
changes in our competitive environment from other financial institutions and financial service providers;
•
the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies, as well as the Public Company Accounting Oversight Board (“PCAOB”), the Financial Accounting Standards Board (“FASB”) and other accounting standard setters;
•
effect of the coronavirus (“COVID”) on our Company, the communities where we have our branches, the state of Texas and the United States, related to the economy and overall financial stability, including disruptions to supply channels and labor availability;
•
government and regulatory responses to the COVID pandemic;
•
the effect of changes in laws and regulations (including laws and regulations concerning taxes, banking, securities, and insurance) with which we and our subsidiaries must comply;
•
the costs, effects and results of regulatory examinations, investigations or reviews and the ability to obtain required regulatory approvals;

First Financial Bankshares, Inc. - 60 - 2023 Proxy Statement

•
changes in the demand for loans, including loans originated for sale in the secondary market;
•
fluctuations in the value of collateral securing our loan portfolio and in the level of the allowance for credit losses;
•
the accuracy of our estimates of future credit losses;
•
the accuracy of our estimates and assumptions regarding the performance of our securities portfolio, including securities with a current unrealized loss;
•
inflation, interest rate, market, and monetary fluctuations;
•
soundness of other financial institutions with which we have transactions;
•
changes in consumer spending, borrowing, and savings habits;
•
changes in commodity prices (e.g., oil and gas, cattle, and wind energy);
•
our ability to attract deposits, maintain and/or increase market share;
•
changes in our liquidity position; including a result of a reduction in the amount of sources of liquidity we currently have;
•
fluctuations in the market value and liquidity of the investment securities we have classified as held-for-sale ("HFS"), including the effects of changes in market interest rates;
•
changes in the reliability of our vendors, internal control system or information systems;
•
cyber-attacks on our technology information systems, including fraud from our customers and external third-party vendors;
•
our ability to attract and retain qualified employees;
•
acquisitions and integration of acquired businesses;
•
the possible impairment of goodwill and other intangibles associated with our acquisitions;
•
consequences of continued bank mergers and acquisitions in our market area, resulting in fewer but much larger and stronger competitors;
•
expansion of operations, including branch openings, new product offerings, and expansion into new markets;
•
changes in our compensation and benefit plans;
•
acts of God or of war or terrorism;
•
the impact of changes to the global climate and its effect on our operations and customers;
•
potential risk of environmental liability associated with lending activities; and
•
our success at managing the risk involved in the foregoing items.

In addition, financial markets and global supply chains may continue to be adversely affected by the current or anticipated impact of military conflict, including the current Russian invasion of Ukraine, terrorism or other geopolitical events.

Such forward-looking statements reflect the current views of our management with respect to future events and are subject to these and other risks, uncertainties and assumptions relating to our operations, results of operations, growth strategies and liquidity. All subsequent written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by this paragraph. We undertake no obligation to publicly update or otherwise revise any forward-looking statements, whether as a result of new information, future events or otherwise (except as required by law).

First Financial Bankshares, Inc. - 61 - 2023 Proxy Statement

SHAREHOLDER PROPOSALS FOR NEXT YEAR’S ANNUAL MEETING

A shareholder proposal for business to be brought before the 2024 annual meeting of shareholders will be acted upon only in the following circumstances:

•
if the proposal is to be included in next year’s proxy statement, pursuant to Rule 14a-8 under the Exchange Act, the proposal (meeting all the requirements set forth in the Securities and Exchange Commission’s rules and regulations) is received by our corporate secretary at our principal executive office located at 400 Pine Street, Abilene, Texas 79601 no later than November 24, 2023; or
•
if the proposal relates to the nomination of a person to serve as a director, pursuant to our amended and restated bylaws, a written proposal (meeting all other requirements set forth in our amended and restated bylaws) must be received by our corporate secretary not less than 120 calendar days and not more than 150 calendar days prior to the anniversary of the 2023 annual meeting (unless the date of the 2024 annual meeting is advanced more than 30 calendar days prior to such anniversary date or delayed more than 60 calendar days after such anniversary date then to be timely such notice must be received by our corporate secretary no later than the later of 70 calendar days prior to the date of the annual meeting or the close of business on the 7th calendar day following the earlier of the date on which notice of the annual meeting is first mailed by or on behalf of the Company or the day on which public announcement is first made of the date of the annual meeting); or
•
if the proposal concerns matters other than nominations of directors, pursuant to our amended and restated bylaws, a written proposal (meeting all other requirements set forth in our amended and restated bylaws) must be received by our corporate secretary not less than 90 calendar days and not more than 120 calendar days prior to the anniversary of the 2023 annual meeting (unless the date of the 2024 annual meeting is advanced more than 30 calendar days prior to such anniversary date or delayed more than 60 calendar days after such anniversary date then to be timely such notice must be received by our corporate secretary no later than the later of 70 calendar days prior to the date of the annual meeting or the close of business on the 7th calendar day following the earlier of the date on which notice of the annual meeting is first mailed by or on behalf of the Company or the day on which public announcement is first made of the date of the annual meeting.

First Financial Bankshares, Inc. - 62 - 2023 Proxy Statement

First Financial Bankshares YOUR VOTE IS IMPORTANT! PLEASE VOTE BY: First Financial Bankshares, Inc. Annual Meeting of Shareholders For Shareholders of record as of March 01, 2023 TIME: Tuesday, April 25, 2023 10:30 AM, Central Time PLACE: Abilene Convention Center 1100 North 6th Street, Abilene, Texas 79601 This proxy is being solicited on behalf of the Board of Directors The undersigned hereby appoints Murray H. Edwards and David L. Copeland (the "Named Proxies"), and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of First Financial Bankshares, Inc. which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof. You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card. PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE C/O MEDIANT, P.O. BOX 8016, CARY, NC 27512-9903 INTERNET Go To: www.proxydocs.com/FFIN • Cast your vote online • Have your Proxy Card ready • Follow the simple instructions to record your vote PHONE Call 1-866-367-4074 • Use any touch-tone telephone • Have your Proxy Card ready • Follow the simple recorded instructions MAIL • Mark, sign and date your Proxy Card and return in the postage-paid envelope provided • Please do not return the Proxy Card if you are voting by Internet or Phone

First Financial Bankshares, Inc. Annual Meeting of Shareholders THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE DIRECTORS, AND PROPOSALS 2 AND 3. THE BOARD RECOMMENDS THAT AN ADVISORY VOTE ON THE COMPENSATION FOR NAMED EXECUTIVE OFFICERS BE HELD EVERY 1 YEAR. PROPOSAL YOUR VOTE BOARD OF DIRECTORS RECOMMENDS 1. To elect eleven directors to serve on the Board of Directors of the Company for a one year term that will expire at the Company's 2024 annual meeting of shareholders. FOR WITHHOLD 1.01 April K. Anthony #P2# #P2# FOR 1.02 Vianei Lopez Braun #P3# #P3# FOR 1.03 David L. Copeland #P4# #P4# FOR 1.04 Mike B. Denny #P5# #P5# FOR 1.05 F. Scott Dueser #P6# #P6# FOR 1.06 Murray H. Edwards #P7# #P7# FOR 1.07 Eli Jones Ph.D. #P8# #P8# FOR 1.08 I. Tim Lancaster #P9# #P9# FOR 1.09 Kade L. Matthews #P10# #P10# FOR 1.10 Robert C. Nickles #P11# #P11# FOR 1.11 Johnny E. Trotter #P12# #P12# FOR FOR AGAINST ABSTAIN 2. To ratify the appointment by our audit committee of Ernst & Young LLP as our independent auditors for the year ending December 31, 2023. #P13# #P13# #P13# FOR 3. To conduct an advisory, non-binding vote on the compensation of named executive officers. #P14# #P14# #P14# FOR 1YR 2YR 3YR ABSTAIN 4. To conduct an advisory, non-binding vote on the frequency of the advisory vote on executive compensation. #P15# #P15# #P15# #P15# 1 YEAR 5. To act on such other business as may properly come before the annual meeting or any adjournment thereof. Authorized Signatures - Must be completed for your instructions to be executed. Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form. Signature (and Title if applicable) Proposal_Page - VIFL Date Signature (if held jointly) Date Please make your marks like this: X